SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

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Filed by a Party other than the Registrant ☐

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☐   Preliminary Proxy Statement                                                                                                 ☐  Confidential, for Use of the
☒  Definitive Proxy Statement                                                                                                        Commission Only (as permitted
☐   Definitive Additional Materials                                                                                                         by Rule 14a-6(e)(2))
☐   Soliciting Material Pursuant to Rule 14a-12

BLONDER TONGUE LABORATORIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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        ☐   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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BLONDER TONGUE LABORATORIES, INC.
One Jake Brown Road
Old Bridge, New Jersey 08857

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 21, 2014

To Our Stockholders:

The 2014 Annual Meeting of Stockholders of Blonder Tongue Laboratories, Inc. (“Blonder” or “we”) will be held at our executive offices located at One Jake Brown Road, Old Bridge, New Jersey, on May 21, 2014, beginning at 10:00 a.m., local time, for the following purposes:

1.
To elect as the Directors constituting Class I of the Board of Directors, the three nominees named in the attached Proxy Statement to serve until the 2017 Annual Meeting of Stockholders and until qualified successor Directors have been elected or until their resignation or removal;

2.	To approve the amendment and restatement of our 2005 Employee Equity Incentive Plan;

3.	To approve the amendment and restatement of our 2005 Director Equity Incentive Plan;

4.	To ratify the appointment of Marcum LLP, certified public accountants, as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and

5.
To transact any other business as may properly come before the meeting or any adjournments thereof.  In their discretion, the Proxies are authorized to vote upon any other business as may properly come before the Annual Meeting or any adjournments thereof.

Please read the attached Proxy Statement for further information regarding each proposal to be made.  A proxy, if properly executed and received in time for the voting, will be voted in the manner directed on the proxy.  If no direction is made, the proxy will be voted FOR all proposals on the proxy card.

Our Board of Directors has fixed the close of business on March 31, 2014 as the record date for determining stockholders entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.  Only stockholders of record at the close of business on March 31, 2014 are entitled to notice of and to vote at the meeting or any adjournments thereof.

Stockholders as of the record date of March 31, 2014 are cordially invited to attend the meeting.  Attendance at the meeting will be limited to stockholders as of the record date or their authorized representatives and our guests.  Regardless of whether you plan to attend, please complete, date and sign the enclosed proxy and return it promptly. If you receive more than one form of proxy, it is an indication that your shares are registered in more than one account, and therefore you should complete and return each proxy if you wish to vote all of your shares that are eligible to be voted at the meeting.

By Order of the Board of Directors

Robert J. Pallé, Jr., President, Chief Operating Officer and Secretary
April 21, 2014

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 21, 2014

The proxy statement and annual report to stockholders are available at:
http://www.astproxyportal.com/ast/07796

PLEASE COMPLETE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.  IF YOU ATTEND THE MEETING AND DESIRE TO VOTE IN PERSON AT THE MEETING, YOUR PROXY WILL BE RETURNED TO YOU UPON WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY REVOKING YOUR PROXY.

TABLE OF CONTENTS

GENERAL INFORMATION	1
Voting and Proxies	1
Revocation of a Proxy	2
Voting on Other Matters	2
Costs of Proxy Solicitation	2
Voting Securities	2
Interests of Certain Persons in Matters to be Acted Upon	2

PROPOSAL NO. 1 - ELECTION OF DIRECTORS	2

DIRECTORS AND EXECUTIVE OFFICERS	3
Nominees and Continuing Directors	3
Other Executive Officers	5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6

CORPORATE GOVERNANCE AND BOARD MATTERS	7
Board Leadership Structure and Risk Oversight	7
Director Independence	8
Meetings of the Board of Directors; Committees	8
Audit Committee Report	11
Board Policies Regarding Communications With the Board of Directors and Attendance at Annual Meetings	12
Directors’ Compensation	12

EXECUTIVE COMPENSATION	13
Summary of Compensation Objectives and 2013 Compensation	13
Summary Executive Compensation	15
Summary Compensation Table	16
Outstanding Equity Awards	18

PROPOSAL NO. 2 - AMENDMENT AND RESTATEMENT OF THE 2005 EMPLOYEE EQUITY INCENTIVE PLAN	19

PROPOSAL NO. 3 - AMENDMENT AND RESTATEMENT OF THE 2005 DIRECTOR EQUITY INCENTIVE PLAN	26

PROPOSAL NO. 4 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30
Audit and Other Fees Paid to Independent Registered Public Accounting Firm	30
Pre-Approval Policy for Services by Independent Registered Public Accounting Firm	31

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	31

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	32

STOCKHOLDER PROPOSALS	32
Director Nominations at the Annual Meeting	32
Stockholder Proposals for Inclusion in 2015 Proxy Statement	32
Stockholder Proposals for Presentation at the 2015 Annual Meeting	33

ANNUAL REPORT ON FORM 10-K	33

i

BLONDER TONGUE LABORATORIES, INC.
One Jake Brown Road
Old Bridge, New Jersey 08857

PROXY STATEMENT FOR
THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
MAY 21, 2014

GENERAL INFORMATION

This Proxy Statement is being furnished to the stockholders of Blonder Tongue Laboratories, Inc., a Delaware corporation (“Blonder” or “we”), in connection with the solicitation of proxies by our Board of Directors for our 2014 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or adjournments thereof.

Stockholders as of the record date of March 31, 2014 are invited to attend the Annual Meeting on May 21, 2014, at 10:00 a.m., local time.  The meeting will be held at our executive offices located at One Jake Brown Road, Old Bridge, New Jersey. You may obtain directions to attend the Annual Meeting in person from our website at www.blondertongue.com/about/directions.aspx.

The mailing address of our principal executive office is One Jake Brown Road, Old Bridge, New Jersey 08857.  Our telephone number is (732) 679-4000.  This Proxy Statement and the enclosed form of proxy will be mailed to each stockholder on or about April 21, 2014, together with the Annual Report on Form 10-K for the year ended December 31, 2013.

Voting and Proxies

You can vote by completing, signing, dating and mailing the enclosed proxy card in the envelope provided. When a proxy is returned properly, the shares represented by the proxy will be voted in accordance with your instructions.

You may also attend the Annual Meeting in person and cast your vote there.  If your shares are held in the name of your broker, bank or other nominee and you wish to vote at the Annual Meeting, you must bring a legal proxy from the record holder of your shares indicating that you were the beneficial owner of the shares on March 31, 2014, the record date for voting, and that you have a right to vote your shares.

Regarding the election of Class I Directors to serve until the 2017 Annual Meeting of Stockholders (proposal 1), stockholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees. With respect to any other proposals to be voted upon, stockholders may vote in favor of a proposal, against a proposal or may abstain from voting.  You should specify your choices on the enclosed form of proxy.  If no specific instructions are given with respect to the matters to be acted upon, the shares represented by a signed proxy card will be voted (i) FOR the election of all nominees; (ii) FOR the amendment and restatement of our 2005 Employee Equity Incentive Plan; (iii) FOR the amendment and restatement of our 2005 Director Equity Incentive Plan; and (iv) FOR ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

Directors will be elected by a plurality of the votes cast by the holders of the shares of our common stock, $.001 par value per share (“Common Stock”), voting in person or by proxy at the Annual Meeting.  Votes withheld from one or more Directors will have the same effect as abstentions and will have no effect on the vote for election of Directors.  Approval of any other matters to come before the Annual Meeting will require the affirmative vote of the holders of a majority of the shares of our Common Stock having voting power present in person or by proxy at the Annual Meeting.  Abstentions are deemed present for quorum purposes and entitled to vote and, therefore, will have the effect of a vote against any matter other than the election of Directors.  Broker non-votes occur when a broker or other nominee holding shares for a beneficial owner does not vote on a proposal because the beneficial owner has not provided voting instructions and the broker does not have discretionary authority to vote shares on the matter.  Broker non-votes are not considered to be shares “entitled to vote” (other than for quorum purposes), will not be included in vote totals and will have no effect on the outcome of any matters to be voted upon at the Annual Meeting.

Revocation of a Proxy

All proxies delivered pursuant to this solicitation are revocable at any time before they are exercised, by (i) filing written notice with our Secretary before the Annual Meeting, (ii) signing and delivering a later dated proxy to our Secretary before the Annual Meeting (each to the mailing address of our executive offices), or (iii) voting in person at the Annual Meeting if you are a record holder.  Your attendance at the Annual Meeting will not, without taking one of actions described in the immediately preceding sentence, constitute revocation of a proxy.  If your shares are held in the name of a broker, bank or other nominee, you need to contact the record holder of your shares regarding how to revoke your proxy.

Voting on Other Matters

We know of no other business to be transacted at the Annual Meeting other than the election of Class I Directors and the other proposals described in the attached Notice of Annual Meeting of Stockholders.  If any other matters do arise and are properly presented, the persons named in the proxy will have the discretion to vote on those matters for you according to their best judgment and with the instructions of the Board of Directors.

Costs of Proxy Solicitation

We will pay the expenses associated with this solicitation of proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the notice, proxy and Proxy Statement.  We will solicit proxies by use of the mails, through brokers and banking institutions, and by our officers and regular employees.  We may also solicit proxies by personal interview, mail, telephone or facsimile transmission.

Voting Securities

Only owners of record of our Common Stock at the close of business on March 31, 2014 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.  Each owner of record on the Record Date is entitled to one vote for each share of our Common Stock so held.  There is no cumulative voting.  On the Record Date, there were 6,216,372 shares of Common Stock issued, outstanding and entitled to vote.

Interests of Certain Persons in Matters to be Acted Upon

At the Annual Meeting, stockholders are being asked to approve the amendment and restatement to our 2005 Employee Equity Incentive Plan, as amended, pursuant to which employees may be granted different types of awards, including stock options and restricted stock awards, and the amendment and restatement of our 2005 Director Equity Incentive Plan, as amended, pursuant to which Directors may be granted different types of awards, including stock options and restricted stock awards. As a result, executive officers and Directors have personal interests in the outcome of these proposals that are different from the interests of other stockholders.  See the disclosure in proposals 2 and 3 below under the headings “Awards Under the Restated Employee Plan” and  “Awards Under the Restated Director Plan,” respectively, for further information regarding these interests.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Our Certificate of Incorporation, as amended, provides that our Board shall consist of between five and eleven members, as determined from time to time by the Board, divided into three classes as nearly equal in number as possible.  The size of the Board has currently been set at seven Directors.  Class I is comprised of three Directors and Classes II and III are each comprised of two Directors.  The term of the current Class I Directors expires at the 2014 Annual Meeting, the term of the current Class II Directors expires at the 2015 Annual Meeting and the term of the current Class III Directors expires at the 2016 Annual Meeting.  The successors to each class of Directors whose terms expire at an Annual Meeting will be elected to hold office for a term expiring at the Annual Meeting of Stockholders held in the third year following the year of their election.

The Directors whose terms will expire at the 2014 Annual Meeting of Stockholders are Anthony J. Bruno, James A. Luksch and Steven L. Shea, each of whom has been recommended for nomination by our Nominating Committee and nominated by our Board to stand for re-election as a Director at the 2014 Annual Meeting of Stockholders, to hold office until the 2017 Annual Meeting of Stockholders and until a qualified successor Director has been elected or until he resigns or is removed.  Messrs. Bruno, Luksch and Shea have each consented to serve for the new terms, if elected.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote FOR Anthony J. Bruno, James A. Luksch and Steven L. Shea as Class I Directors to hold office until the 2017 Annual Meeting of Stockholders and until qualified successor Directors have been elected or until their resignation or removal.  Proxies received by the Board of Directors will be so voted unless stockholders specify in their proxy a contrary choice.

DIRECTORS AND EXECUTIVE OFFICERS

Nominees and Continuing Directors

The following table sets forth the names and certain information about each of the nominees for election as Director and our continuing Directors:

Name	Age	Director Since
Nominees for a three-year term expiring in 2017 (Class I Directors):
Anthony J. Bruno(1)(2)	73	2008
James A. Luksch	83	1988
Steven L. Shea(3)(4)	55	2009
Directors not standing for election this year whose terms expire in 2015 (Class II Directors):
Robert J. Pallé, Jr.	68	1993
Gary P. Scharmett(5)	58	1997
Directors not standing for election this year whose terms expire in 2016 (Class III Directors):
Charles E. Dietz(6)	66	2011
James F. Williams	56	1993

(1)           Since February, 2008, a member of the Audit Committee of the Board of Directors.
(2)           Since May, 2008, a member of the Nominating and Compensation Committees of the Board of Directors.
(3)           Since September, 2009, a member of the Audit and Compensation Committees of the Board of Directors.
(4)           Since February, 2010, a member of the Nominating Committee of the Board of Directors.
(5)           Since February, 2004, a member of the Nominating Committee of the Board of Directors.
(6)           Since January, 2012, a member of the Audit and Compensation Committees of the Board of Directors.

Set forth below is a brief summary of the recent business experience and background of each nominee for election as a Director, continuing Director and executive officer.  The Board of Directors believes that each nominee, and each continuing Director, possesses the qualities and experience that Directors should possess as such criteria for Board membership is described below in the section entitled “Meetings of the Board of Directors; Committees – Nominating Committee.”  Also included below is information about each Director’s specific experience, qualifications, attributes or skills that led the Board to conclude that he should serve as a Director of Blonder at the time of filing this Proxy Statement.  As reflected, the Nominating Committee seeks out, and the Board is comprised of, individuals with diverse professional backgrounds, experiences and skills.

Anthony J. Bruno has been one of our Directors since February 1, 2008.  Since 2007, Mr. Bruno has been a financial consultant providing corporate acquisition advisory services to various companies located in the United States.  Prior to 2007, Mr. Bruno was the Vice-President of Finance for 18 years for Besam Entrance Solutions, the United States subsidiary of ASSA ABLOY Entrance Systems, a Swedish Company, managing all aspects of its financial activities in North America. Mr. Bruno also previously served as Blonder’s Vice President of Finance from 1981 to 1989.

The Board concluded that Mr. Bruno should serve as a Director due to his significant executive management experience with a large, multi-national corporation and his expertise in finance and auditing matters, including financial reporting and corporate acquisitions.

Charles E. Dietz has been one of our Directors since September 2011.  Since 2008, Mr. Dietz has been an independent cable industry consultant to various clients within the cable industry.  Prior to 2008, Mr. Dietz was Senior Vice President of Engineering for 12 years at Insight Communications, a multiple systems operator, and from 2001 to 2008 served as Insight Communications’ Chief Technical Officer.  Mr. Dietz was responsible for all technical aspects of Insight Communications’ operations, including technology development and implementation, system construction and maintenance, purchasing, and technical regulatory compliance.  Mr. Dietz has been a member of the Society of Cable Telecommunications Engineers since 1978, and a member of Cable TV Pioneers since 2010.

The Board concluded that Mr. Dietz should serve as a Director due to his extensive industry knowledge and executive and technical experience in the cable television and communications industry, including the analysis, evaluation, purchase, use and deployment of products, equipment and technology substantially similar to Blonder’s.  Accordingly, Mr. Dietz brings valuable insight to our customer and vendor relationships and strong relationships with the cable industry to the Board.

James A. Luksch has been one of our Directors and our Chief Executive Officer since November, 1988.  He has been the Chairman of our Board since November, 1994.  Mr. Luksch also served as our President from November, 1988 until May, 2003.  In November, 2008, Mr. Luksch and his spouse filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code.  See “Certain Relationships and Related Transactions” below for additional details regarding this bankruptcy. Mr. Luksch is the father of Emily Nikoo, our Executive Vice President, and the father-in-law of Nezam Nikoo, one of our Vice Presidents.

The Board concluded that Mr. Luksch should serve as a Director due to his forty-plus years of leadership and experience in the cable television and technology industry and his in-depth knowledge and understanding of our business, operations and strategies, as well as bringing an important historical perspective of our company to the Board’s deliberations.

Robert J. Pallé, Jr. has been one of our Directors since September, 1993, our President since May, 2003 and our Chief Operating Officer and Secretary since April, 1989.  He also served as our Executive Vice President from April, 1989 until May, 2003 and as our Interim Treasurer from March through April, 2001.

The Board concluded that Mr. Pallé should serve as a Director due to his extensive business and management experience with us in various senior management positions and his in-depth knowledge of our products, lines of business, long-term strategies, challenges and opportunities.  Mr. Pallé brings a broad perspective to the Board’s deliberations due to his position as one of our top leaders.

Gary P. Scharmett has been one of our Directors since December, 1997.  Since January, 1989, Mr. Scharmett has been a partner in the law firm of Stradley Ronon Stevens & Young, LLP, our outside counsel, and served on the Board of Directors of that firm from January, 2001 until December, 2003.  He presently serves as the Co-Chair of that firm’s Finance & Restructuring Practice Group.  Mr. Scharmett is also currently the President, a member of the Executive Committee, and a member of the Board of Directors of The Association of Commercial Finance Attorneys, Inc., and a member of the Board of Directors of the Philadelphia Chapter of the Turnaround Management Association.

The Board concluded that Mr. Scharmett should serve as a Director due to the important experience, judgment and perspective he brings to the Board based upon his thirty-plus years of experience as a corporate attorney representing a diverse range of companies on complex matters, including financing, regulatory and corporate governance matters.  In addition, having served as our principal legal advisor since 1989, Mr. Scharmett has a unique understanding of our business and the industry in which we operate and compete.

Steven L. Shea has been one of our Directors since September, 2009.  Mr. Shea has more than twenty-five years of investment banking experience.  He currently serves as managing partner of EnREIT, LLC and Energy Infrastructure Capital, LLC, entities which invest in the energy and oil and gas exploration industry.  Mr. Shea assumed these positions in April, 2013 and also continues to serve Hardesty Capital Management, LLC as Chairman of the Executive Committee.  From January, 2011 until November, 2013, he served as President of Hardesty Capital Management, LLC (an SEC registered investment advisor) and Hardesty Capital Corporation, which provide investment advisory services to corporations, institutions and individuals.  Prior thereto, Mr. Shea was an Executive Vice President of Ferris, Baker Watts, Inc. (“Ferris Baker”), from 1999 until the sale of such firm in 2008. Mr. Shea also served as the Executive Director of the Capital Markets Division of Ferris Baker and was a member of their Board of Directors and Executive and Strategic Alternative Committees of the Board of Directors. Prior to his position at Ferris Baker, Mr. Shea was a Vice President with Mercantile Safe Deposit and Trust Company from 1989 to 1993, and was a Vice President at Maryland National Bank from 1981 to 1989.

The Board concluded that Mr. Shea should serve as a Director due to his extensive financial, merchant banking, capital markets and executive management experience gained as an investment banker, including his knowledge of growth strategies, acquisition analysis and shareholder relations.  He also has an in-depth familiarity with the technology and manufacturing sectors, along with experience as a director of other corporations.

James F. Williams has been one of our Directors since September, 1993. Since June 1999, he has served as the Chief Financial Officer and a Director of OSC Holding, Inc. and its subsidiaries, which provide demolition, environmental and civil contracting services primarily in the United States and Canada.  Since July, 2007, Mr. Williams has served as a Director, Managing Member and Vice President of Buffalo City Center Leasing, LLC, which, until February 2013, was a lessor of electronic equipment.

The Board concluded that Mr. Williams should serve as a Director due to his strong experience in strategic planning, leadership, finance and executive management with various organizations.  As a Director for over twenty years, Mr. Williams also provides perspective, institutional knowledge and a deep understanding of our business.

Other Executive Officers

Emily M. Nikoo, 48, has been our Executive Vice President since May, 2011 and was Senior Vice President – Operations from February, 2007 to May, 2011.  Ms. Nikoo served as Vice President-Marketing and Technical Services from February, 2004 to February, 2007.  She was hired by us in March, 1995 as a product manager and has held several supervisory and management positions.  From 1994 until 1995, Ms. Nikoo was the Vice President of Electronic Systems Advanced Technology, and from 1987 to 1994 she worked as an electrical engineering and project manager for Lockheed Martin Corporation in its space systems business segment.  Ms. Nikoo is the spouse of Nezam Nikoo, one of our Vice Presidents, and the daughter of James A. Luksch, our Chief Executive Officer and one of our Directors.

Eric S. Skolnik, 49, has been a Senior Vice President since May, 2003 and our Chief Financial Officer, Treasurer and Assistant Secretary since May, 2001.  Mr. Skolnik served as our Interim Chief Financial Officer from January, 2001 through April, 2001.  He was our Corporate Controller from May, 2000 through January, 2001.  From 1994 until May, 2000, Mr. Skolnik worked as a certified public accountant with BDO Seidman, LLP.

Allen Horvath, 62, has been our Vice President-Manufacturing since May, 2003 and is responsible for our manufacturing activities.  Mr. Horvath served as our Manufacturing Manager from 1998 until May, 2003.  Since 1976, Mr. Horvath has served us in various management positions in the areas of production testing, engineering, quality control and manufacturing.

Nezam Nikoo, 50, has been our Vice President-Engineering, Chief Technical Officer since May 2013 and was our Vice President-Digital Technologies from February, 2009 through May 2013.  Mr. Nikoo served as our Chief Digital Engineer from July, 2000 until February, 2009 and as our Senior Design Engineer from 1995 until 2008.  From 1988 to 1995, Mr. Nikoo held several positions at Lockheed Martin Corporation, including his final position as Lead Electrical Design Engineer, integrating space shuttle payload experiments.  Mr. Nikoo is the spouse of Emily Nikoo, our Executive Vice President, and the son-in-law of James A. Luksch, our Chief Executive Officer and one of our Directors.

Jeffrey Smith, 50, has been our Vice President-Sales since May, 2011.  Mr. Smith served as our Vice President-North American Sales from October 2007 through May 2011, as our National Director of Sales from December 2006 through October 2007, and as our Director of South Central Regional Sales from January 2006 through December 2006.  From February 2002 through May 2005, Mr. Smith worked as Director of Commercial Installations at Dish Network®.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of March 31, 2014 by (i) each person who is known by us to beneficially own more than five percent of our Common Stock, (ii) each of our Directors, including nominee Directors, (iii) each of our executive officers named in the Summary Compensation Table below, and (iv) all our executive officers and Directors as a group.  Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares that they beneficially own, subject to community property laws where applicable.

Name and Address of Beneficial Owner(1)(2)	Amount and Nature of Beneficial Ownership (1)		Percent of Class Beneficially Owned
James A. Luksch	838,197	(3)	13.07%
Robert J. Pallé, Jr.	1,529,749	(4)	23.96%
Emily M. Nikoo	217,690	(5)	3.39%
Anthony J. Bruno	86,167	(6)	1.37%
Charles E. Dietz	47,000	(7)	*
Gary P. Scharmett	163,600	(8)	2.59%
Steven L. Shea	101,440	(9)	1.62%
James F. Williams	142,500	(10)	2.26%
Peter J. Abrahamson 24156 N. Coventry Lane Lake Barrington, IL 60010-7334	597,500	(11)	9.61%
All Directors and executive officers as a group (12 persons)	3,395,928		46.04%

*     Less than 1%

(1)
Beneficial ownership as of March 31, 2014 for each person listed includes shares subject to options held by such person which are exercisable within 60 days after such date.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities, which voting or investment power may be further described in the footnotes below.  This table contains information furnished to us by the respective stockholders or contained in filings made with the SEC.  Certain of our executive officers and Directors may, from time to time, hold some or all of their Common Stock in brokerage accounts having outstanding margin loan balances secured by the Common Stock and the other investment securities held in such brokerage accounts.

(2)	Unless otherwise indicated, the address for each beneficial owner is c/o Blonder Tongue Laboratories, Inc., One Jake Brown Road, Old Bridge, NJ 08857.
(3)
Includes 294 shares of Common Stock held of record by Mr. Luksch’s spouse, as to which Mr. Luksch expressly disclaims beneficial ownership, and 195,000 shares of Common Stock underlying options granted by us which are exercisable within 60 days after March 31, 2014.  374,034 and 199,000, respectively, of the shares of Common Stock owned by Mr. Luksch are pledged as collateral to secure loans to Mr. Luksch from two separate banks.

(4)
Includes 200,000 shares of Common Stock owned of record by a limited liability company of which Mr. Pallé and his spouse are the sole members, 160,000 shares of Common Stock underlying options granted by us to Mr. Pallé which are exercisable within 60 days after March 31, 2014, and 8,001 shares of Common Stock underlying options granted by us to Mr. Pallé’s spouse, who holds a non-officer position with Blonder, which are exercisable within 60 days after March 31, 2014.

(5)
Includes 10,188 shares of Common Stock owned jointly by Ms. Nikoo and her spouse, who is one of our Vice Presidents, 125,001 shares of Common Stock underlying options granted by us which are exercisable within 60 days after March 31, 2014, and 82,501 shares of Common Stock underlying options granted by us to Ms. Nikoo’s spouse which are exercisable within 60 days after March 31, 2014.

(6)	Includes 64,167 shares of Common Stock underlying options granted by us which are exercisable within 60 days after March 31, 2014.
(7)	Includes 22,500 shares of Common Stock underlying options granted by us which are exercisable within 60 days after March 31, 2014.
(8)	Includes 95,000 shares of Common Stock underlying options granted by us which are exercisable within 60 days after March 31, 2014.
(9)	Includes 42,500 shares of Common Stock underlying options granted by us which are exercisable within 60 days after March 31, 2014.
(10)	Includes 95,000 shares of Common Stock underlying options granted by us which are exercisable within 60 days after March 31, 2014.
(11)	Based on a Schedule 13G/A filed by Peter J. Abrahamson with the SEC on February 7, 2014.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Leadership Structure and Risk Oversight

The Board believes that our Chief Executive Officer, Mr. Luksch, is best situated to serve as Chairman of the Board at this time because he is the Director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy.  Independent Directors and management have different perspectives and roles in strategy development. Our independent Directors bring experience, oversight and expertise from outside the company and industry, while the Chief Executive Officer brings company-specific experience and expertise.  The Board currently believes that having Mr. Luksch serve the combined role of Chairman and Chief Executive Officer promotes strategy development and its execution, and facilitates information flow between management and the Board, which are essential to effective governance.  We do not currently have a lead independent Director.  The Board believes that the appointment of a lead independent Director is not presently necessary due to Blonder’s size and the active role of the independent Directors in Board and Committee matters.  Moreover, in addition to the oversight and feedback provided by the independent Directors during the course of our Board of Directors meetings, our independent Directors have regular executive sessions, following which one or more of such independent Directors determined by consensus will act as a liaison between the independent Directors and the Chairman of the Board regarding any specific feedback or issues.  The Nominating Committee will evaluate alternative governance policies and procedures, such as having a lead independent Director and separating the roles of Chief Executive Officer and Chairman of the Board, from time to time as deemed necessary.

The Board believes that establishing the right “tone at the top” and that full and open communication between management and the Board of Directors are essential for effective risk management and oversight. At each regular Board meeting, the Board receives reports from members of senior management on areas of material risk to Blonder, including operational, financial, strategic and performance risks. The full Board receives these reports from the appropriate "risk owner" within the organization to facilitate our risk identification, risk management and risk mitigation strategies.  This enables the Board to coordinate risk oversight, particularly with respect to risk interrelationships across corporate disciplines.

The Board has an active role, as a whole and also at the committee level, in overseeing management of our risks.  The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to areas of financial reporting and compliance with laws, rules and regulations applicable to us, including those related to accounting regulation, insider trading, antitrust, and employment discrimination, whistle blowing and conflicts of interest faced by employees, officers and Directors.  The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to our compensation policies and programs.  The Nominating Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization and membership, and succession planning for our Directors and senior executive officers.

Director Independence

The Board of Directors has considered the independence of our Directors pursuant to Section 803A of the Rules of NYSE MKT.  Based on this consideration, our Board has determined that Anthony J. Bruno, Charles E. Dietz, Steven L. Shea and Gary P. Scharmett, all current Directors, are independent pursuant to Section 803A.  Accordingly, the Board consists of a majority of independent Directors.

Meetings of the Board of Directors; Committees

The Board of Directors has three standing committees: the Compensation Committee, the Nominating Committee and the Audit Committee.  During the year ended December 31, 2013, the Board of Directors held nine meetings, the Compensation Committee held eight meetings, the Nominating Committee held two meetings, and the Audit Committee held five meetings.  Each member of the Board of Directors attended (either in person or via teleconference) at least 75% of the aggregate of the total number of Board meetings and Committee meetings held during the period he served as a Director and/or committee member.

Compensation Committee.  The Compensation Committee is currently comprised of Steven L. Shea, Charles E. Dietz, and Anthony J. Bruno, each of whom is a non-employee Director.  Mr. Shea is the Chairman of the Compensation Committee.  Each of the members of the Compensation Committee who served during the 2013 fiscal year was independent, as independence for compensation committee members is defined by NYSE MKT.

The Compensation Committee determines compensation for our executive officers and administers our stock incentive plans, other than the Amended and Restated 1996 Director Option Plan, as amended, and the 2005 Director Equity Incentive Plan, as amended, both of which are administered by the Board.

The Compensation Committee’s responsibilities include, among other duties, the responsibility to:

●	evaluate the performance of the Chief Executive Officer, the President and the Executive Vice President;
●
review and approve the base salary (subject to Board approval), bonus, incentive compensation and any other compensation for the Chief Executive Officer, the President and the Executive Vice President;

●	review the Chief Executive Officer’s recommendations for the compensation of the other executive officers, make appropriate adjustments and approve;
●	monitor our cash bonus and equity-based compensation plans and discharge the duties imposed on the Compensation Committee by the terms of those plans;
●
review and approve the proposal regarding the Say on Pay Vote to be included in our proxy statement, and to review and recommend to the Board for approval the frequency with which we will conduct Say on Pay Votes; and

●	perform other functions or duties deemed appropriate by the Board.

Compensation decisions for the Chief Executive Officer, President and all other executive officers are reviewed and approved by the Compensation Committee, subject to ratification by the Board of Directors of the base salary for the Chief Executive Officer, the President and the Executive Vice President.  The Compensation Committee relies upon the Chief Executive Officer to assist the Compensation Committee in performing its duties with regard to all other executive officers.  The Compensation Committee does not delegate any of its authority to other persons.  While the Compensation Committee has not retained a compensation consultant, in determining the base salary for our executive officers, the Compensation Committee obtains, from time to time, salary survey information from companies such as Watson Wyatt Data Services.  In addition, during 2009, at the request of the Compensation Committee, one of our non-executive employees prepared an Officer Salary Survey, which included competitive salary data from a wide range of companies.

With regard to the compensation of the Chief Executive Officer, the President and the Executive Vice President, Messrs. Luksch and Pallé and Ms. Nikoo, respectively, the Compensation Committee reviews their individual performance, written comments and performance grades received from members of the Board regarding their performance, periodically, the relevant compensation information from salary surveys, and periodically, summary information and comments from peer review questionnaires.  The Chief Executive Officer also provides the Compensation Committee with a summary review of the President’s and Executive Vice President’s performance.  Based upon its review of all of the foregoing information, the Compensation Committee determines the form and amount of compensation for each of Messrs. Luksch and Pallé and Ms. Nikoo, subject to Board approval of their base salaries.  The base salary of the Chief Executive Officer, the President and the Executive Vice President is presently reviewed every year.

With regard to compensation for the other executive officers, the Compensation Committee reviews the Chief Executive Officer’s written summary review of the executive officers’ performance and periodically this information is supplemented by summary information and comments from peer review questionnaires.  The most recent year in which peer review questionnaires were reviewed by the Compensation Committee was 2010.  The Chief Executive Officer also provides a recommendation as to the appropriate form and amount of compensation for each other executive officer.  The Compensation Committee reviews and considers the recommendation of the Chief Executive Officer, makes adjustments as appropriate and approves them.  This review and adjustment procedure is performed annually for the other executive officers.

The Compensation Committee does not establish the amount or form of Director compensation.  These determinations are made and approved by the full Board of Directors.  However, the Compensation Committee will periodically review and recommend to the Board compensation, equity-based plans and benefit programs for non-employee Directors.  Grants of stock option awards to non-employee Directors are generally made annually upon consideration and approval by the full Board of Directors with each non-employee Director abstaining from voting on an award to him.

The Board of Directors adopted a written charter for the Compensation Committee in August, 2013.  The Compensation Committee will review and reassess the charter for adequacy on an annual basis.  A copy of the Compensation Committee Charter is available on our website at www.blondertongue.com under the “About Us/Investor Relations/Compensation Committee Charter” caption.

Nominating Committee.  The Nominating Committee is currently comprised of Gary P. Scharmett, Anthony J. Bruno and Steven L. Shea, each of whom is a non-employee Director.  Mr. Scharmett is the Chairman of the Nominating Committee.  Each of the members of the Nominating Committee who served during the 2013 fiscal year was independent, as independence for nominating committee members is defined by NYSE MKT.

The Nominating Committee, among other things, considers and makes recommendations to the Board of Directors concerning the appropriate size of the Board and nominees to stand for election or fill vacancies on the Board, as well as the composition of our standing committees.  In particular, the Nominating Committee identifies, recruits, considers and recommends candidates to fill positions on the Board in accordance with its criteria for Board membership (as such criteria are generally described below).  In searching for qualified Director candidates to nominate for election at an annual meeting of stockholders, the Nominating Committee will initially consider nominating the current Directors whose terms are expiring and will consider their past performance on the Board, along with the criteria for Board membership, in determining whether to nominate them for re-election.  In connection with nominations for elections at annual meetings or to fill vacancies in the Board, the Nominating Committee may solicit the current members of the Board to identify qualified candidates through their business and other organizational networks and may also retain director search firms as it determines necessary in its own discretion.  The Nominating Committee will then consider the potential pool of Director candidates derived from the foregoing process, select the top candidates to fill the number of openings based on their qualifications, the Board’s needs (including the need for independent Directors) and the criteria for Board membership.  The Nominating Committee will then conduct a thorough investigation of the proposed candidates’ backgrounds to ensure there is no past history that would disqualify such candidates from serving as Directors.  Those candidates that are selected and pass the background investigation will be recommended to the full Board for nomination.

The criteria for a nominee to the Board include, among other things:

●	The highest personal and professional ethics, strength of character, integrity and values;
●
Experience as a senior manager, chief operating officer or chief executive officer of a relatively complex organization or, if in a professional or scientific capacity, be accustomed to dealing with complex problems, or otherwise shall have obtained and excelled in a position of leadership;

●
Education, experience, intelligence, independence, fairness, reasoning ability, practical wisdom, and vision to exercise sound, mature judgments on a macro and entrepreneurial basis on matters which relate to our current and long-term objectives;

●
Competence and willingness to learn our business, and the breadth of viewpoint and experience necessary for an understanding of the diverse and sometimes conflicting interests of stockholders and other constituencies;

●
The nominee should be of such an age at the time of election to assure a minimum of three years of service as a Director, and should be free and willing to attend regularly scheduled meetings of our Board of Directors and its committees over a sustained period and otherwise be able to contribute a reasonable amount of time to our company affairs;

●	The stature and capability to represent us before the public, stockholders, and other various individuals and groups that affect us; and
●	Willingness to appraise objectively the performance of management in the interest of the stockholders and question management’s assumptions when inquiry is appropriate.

The Nominating Committee does not have a formal policy with respect to diversity.  However, in order to enhance the overall quality of the Board’s deliberations and decisions, the Nominating Committee seeks candidates with diverse professional backgrounds and experiences, representing a mix of industries and professions with varied skill sets and expertise.

The Nominating Committee does not have a formal charter, but our Board has adopted guidelines addressing the purpose and responsibilities of the Nominating Committee in connection with its formation.  The guidelines include procedures for recruiting, considering and recommending nominees to our Board and criteria for Board membership.  Although the Nominating Committee will not consider any director candidates recommended by stockholders, our Board believes this is appropriate as our Certificate of Incorporation and Bylaws permit stockholders to directly nominate persons for election as Directors by following the procedures set forth therein.

Audit Committee.  We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) under the Securities Exchange Act of 1934, as amended (“Exchange Act”).  The Audit Committee is currently comprised of Anthony J. Bruno, Charles E. Dietz and Steven L. Shea, each of whom is a non-employee Director.  Mr. Bruno is the Chairman of the Audit Committee.  The Audit Committee, among other things:

●	oversees our accounting and financial reporting process and audits of our financial statements;
●	selects, retains or terminates our independent registered public accounting firm;
●	reviews the plans and results of the audit engagement with the independent registered public accounting firm;
●
discusses with the independent registered public accounting firm all necessary accounting policies and practices to be used and alternative treatments of financial information discussed with management;

●	oversees the work of the independent registered public accounting firm;
●	evaluates and pre-approves audit and non-audit services provided by the independent registered public accounting firm;
●	reviews the independence of the independent registered public accounting firm;

●	assures the regular rotation of the audit partners;
●	considers the range of audit and non-audit fees and determines the compensation of the independent registered public accounting firm;
●	reviews financial and earnings information released to the public, analysts and other third parties; and
●	reviews the adequacy of our internal accounting controls.

Each of the members of the Audit Committee who served during the 2013 fiscal year was independent, as “independence” for Audit Committee members is defined by NYSE MKT.  Our Board of Directors has determined that a member of the Audit Committee, Anthony J. Bruno, qualifies as an “audit committee financial expert” as defined in Section 407(d)(5)(ii) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”).  As noted above, Mr. Bruno is considered independent under the Rules of NYSE MKT.  The Board of Directors adopted a written charter for the Audit Committee in June, 2000, which was amended by the Board of Directors in March, 2003, March, 2004, November, 2009, March, 2013 and March 2014.  The Audit Committee reviews and reassesses the charter for adequacy on an annual basis, most recently in March, 2014.  A copy of the Audit Committee Charter is available on our website at www.blondertongue.com under the “About Us/Investor Relations/Audit Committee Charter” caption.

Audit Committee Report

The Audit Committee of the Board of Directors has:

●	reviewed and discussed the audited financial statements with management;
●
discussed with Blonder’s independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 16, as adopted by the Public Company Accounting Oversight Board;

●
received the written disclosures and the letter from Blonder’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence; and

●	discussed with Blonder’s independent registered public accounting firm their independence from Blonder and its management.

Management is responsible for the preparation, presentation and integrity of Blonder’s financial statements, the financial reporting process, accounting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Blonder’s independent registered public accounting firm is responsible for performing an independent audit of the financial statements in accordance with Standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.  The Audit Committee has relied, without independent verification, on the information provided to it and on the representations of management and the independent registered public accounting firm that the financial statements have been prepared in conformity with United States generally accepted accounting principles.

Based on the review and discussions referred to in the items above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Blonder’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

The Audit Committee

Anthony J. Bruno, Chairman
Charles E. Dietz
Steven L. Shea

Board Policies Regarding Communications With the Board of Directors and Attendance at Annual Meetings

Our Board of Directors maintains a process for stockholders to communicate with the Board of Directors.  A stockholder wishing to communicate with our Board of Directors, or any individual member(s) of the Board of Directors, can send a written communication to the attention of the Board of Directors (or specific individual Director(s), if applicable) at the following address:  c/o Corporate Secretary, One Jake Brown Road, Old Bridge, New Jersey 08857.  Any such communication must state the number of shares beneficially owned by the stockholder making the communication.  Our Corporate Secretary will forward such communication to the full Board of Directors or to any individual Director or Directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case our Corporate Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

While we do not have a formal written policy regarding Board member attendance at our Annual Meeting, we actively encourage our Directors to attend the Annual Meeting of Stockholders.  All Directors attended our 2013 Annual Meeting of Stockholders.

Directors’ Compensation

2013 DIRECTOR COMPENSATION

The following table discloses the actual compensation paid to or earned by each of our Directors who is not also a named executive officer in fiscal year 2013:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)		All Other Compensation($)	Total ($)
James F. Williams	31,500	6,700	(2)(3)	-	38,200
Anthony J. Bruno	37,000	6,700	(2)(4)	-	43,700
Gary P. Scharmett	33,100	6,700	(2)(3)	-	39,800
Steven L. Shea	37,000	6,700	(2)(5)	-	43,700
Charles E. Dietz	36,400	6,700	(2)(6)	-	43,100
_______________
(1)
The amounts in the “Option Awards” column reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.  Assumptions used in the calculation of these amounts are included in Note 1(o) to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2013.

(2)	Each non-employee Director as of May 17, 2013 was granted an option to purchase 10,000 shares of Common Stock on such date under the 2005 Director Equity Incentive Plan, as amended.
(3)	As of December 31, 2013, Messrs. Williams and Scharmett each held options to purchase 95,000 shares of Common Stock.
(4)	As of December 31, 2013, Mr. Bruno held options to purchase 64,167 shares of Common Stock.
(5)	As of December 31, 2013, Mr. Shea held options to purchase 42,500 shares of Common Stock.
(6)	As of December 31, 2013, Mr. Dietz held options to purchase 22,500 shares of Common Stock.

Director Compensation Arrangements.

We pay each of our non-employee Directors an annual retainer of $25,000 per year, payable quarterly.  We also pay each non-employee Director a fee of $1,000 for each Board meeting attended in person ($500 if attendance was telephonic) and a fee of $600 for each committee meeting attended in person ($300 if attendance was telephonic or if attending on the same date as a Board meeting).  We reimburse each Director for certain travel, lodging and related expenses incurred in connection with attendance at Board and committee meetings.  From time to time, in the sole discretion of the Board, we grant equity awards to our non-employee Directors.  During calendar year 2013, we did not pay Messrs. Luksch or Pallé any separate compensation for serving on the Board of Directors or any committees thereof.

Director Benefit Plans.

In May 2005, our stockholders approved the adoption of the Blonder Tongue Laboratories, Inc. 2005 Director Equity Incentive Plan.  In May 2010, our stockholders approved an amendment of the 2005 Director Equity Incentive Plan (as amended, the “2005 Director Plan”) to increase the total number of shares subject to issuance under the plan from 200,000 shares to 400,000 shares.  See the disclosure associated with “Proposal No. 3 – Amendment and Restatement of the 2005 Director Equity Incentive Plan” for a more complete description of the 2005 Director Equity Incentive Plan and the proposed amendment and restatement thereof.

On May 17, 2013, each of our non-employee Directors who was a Director on such date was granted an option under the 2005 Director Plan to purchase 10,000 shares of our Common Stock.  The exercise price for these options is $1.00 per share (the fair market value on the date of grant).  The fair market value of our Common Stock is calculated by taking the average of the high and low selling prices as reported on NYSE MKT.  These options vest on May 17, 2014 and expire on May 17, 2023.

On April 2, 2014, each of our non-employee Directors who was a Director on such date was granted an option under the 2005 Director Plan to purchase 10,000 shares of our Common Stock.  The exercise price for these options is $0.875 per share (the fair market value on the date of grant).  The fair market value of our Common Stock is calculated by taking the average of the high and low selling prices as reported on NYSE MKT.  These options vest on April 2, 2015 and expire on April 2, 2024.

EXECUTIVE COMPENSATION

Summary of Compensation Objectives and 2013 Compensation

Our Compensation Committee is responsible for evaluating and approving compensation for our executive officers.  The individuals who served in 2013 as Chief Executive Officer and President, along with the other individual (our Executive Vice President) included in the Summary Compensation Table on page 16, are referred to as the "named executive officers."  This section discusses our compensation objectives and provides an overview of the application of these objectives with regard to the compensation paid to our named executive officers in 2013.

The primary objective of our executive compensation program is to assist us in attracting, retaining and motivating talented executives to execute our business strategy and maximize short-term and long-term profits and stockholder value.  We seek to achieve these objectives by:

●	providing direct compensation and rewards programs that are externally competitive to attract and retain the talent needed;
●	rewarding performance of executives who contribute to strategic and operational goals; and
●	providing compensation that aligns with long-term business objectives and stockholders’ interests.

The key elements of our executive officer compensation program are:

●	base salary;
●	annual incentive compensation in the form of cash bonuses; and
●	long-term incentive compensation.

The Compensation Committee considers various factors when making compensation decisions with regard to the named executive officers, including external market forces, individual circumstances and performance.  A description of these factors and the procedures followed by the Compensation Committee in determining executive compensation are set forth above under “Meetings of the Board of Directors; Committees – Compensation Committee,” including a description of the use of salary survey information and the use of performance reviews to assess the executive’s performance.

Our compensation program has been designed to promote a performance-based culture which aligns the interests of our named executive officers and other officers with the interests of our stockholders.  Our compensation program makes a substantial portion of executive pay variable, subject to increase when performance targets are achieved, and subject to reduction when performance targets are not achieved.  This includes annual incentive cash compensation based on the achievement of specified performance objectives.  A substantial portion of our named executive officers’ compensation is also based on equity awards with long-term vesting requirements, which have been in the form of stock options in recent years.  These stock options create long-term incentives as the executive only benefits if our stock price appreciates over the long-term.

The historical payouts under our Executive Bonus Plan are evidence of the pay for performance structure of our compensation program.  For example, based on the improvement in operating results in fiscal 2010 as compared to fiscal 2009, bonuses were paid under the Executive Bonus Plan to the named executive officers upon the achievement of the pre-tax income objectives set under the Executive Bonus Plan.  In contrast, for fiscal 2011, 2012 and 2013, no bonuses were paid to the named executive officers under the Executive Bonus Plan due to the failure to meet the pre-tax income objectives that were set at the beginning of the fiscal year.

Base Salary.  Base salaries are intended to provide a level of cash compensation that is externally competitive in relation to the responsibilities of the executive’s position, with adjustments reflective of recent performance.  Individual salaries for executive officers are generally reviewed annually by the Compensation Committee in accordance with the procedures described above, including their respective performance review and from time to time relevant information from salary surveys. The performance evaluation focuses on the executive’s performance during the past year of the responsibilities of such executive’s position, the executive’s improvement in areas where any deficiencies may have been noted in the past, and the executive’s achievement of any specific goals and objectives which may have been established for such executive, including achievement of budget objectives.  Our overall profit for the fiscal year, the executive’s individual contribution to that profit, and general economic and industry conditions are also considered. This assessment of individual performance contributions is, however, subjective and not conditioned upon the achievement of any specific, pre-determined performance targets.  In March, 2013, based on the foregoing analysis, including our overall general performance and the performance of the executives, the following annual adjustments to base salaries for the named executive officers were approved effective January 1, 2013:

Name	2012 Salary	Adjustment		2013 Salary
James Luksch	$419,007	$ -	(0%)	$419,007
Robert Pallé, Jr.	$328,015	$ -	(0%)	$328,015
Emily Nikoo	$174,977	$33,767	(19%)	$208,744

Over the last five completed fiscal years, the salaries of Messrs. Luksch and Pallé have increased at an average annual rate of less than 1%, while the salary of Ms. Nikoo has increased at an average annual rate of approximately 6%.  It has been and continues to be the philosophy of the Compensation Committee that opportunities for significant increases in annual compensation by our senior executives should generally be derived from performance based results that are aligned with the interests of Blonder’s stockholders or in connection with significant changes in the scope and nature of the responsibilities assigned to a particular executive, as was the case with Ms. Nikoo in 2013.  As such, annual adjustments for our senior executives have historically been modest (and have even remained flat from time to time), while opportunities to earn substantial bonus payments tied to Blonder’s net profits have been regularly made available under the Executive Bonus Plan.

Bonus Plan.  We provide executives with an annual opportunity to earn cash incentive awards through the Executive Officer Bonus Plan (the “Executive Bonus Plan”).  These cash bonuses are intended to motivate and reward the achievement of short-term profit, which is a key element of the Compensation Committee’s overall compensation philosophy.  Cash bonus awards under the Executive Bonus Plan are paid to officers during a particular fiscal year based upon and relating to our financial performance during the prior fiscal year.  During the first quarter of each fiscal year, we designate which of our executive officers are to participate in the Executive Bonus Plan for that year.  We then establish one or more objective performance goals for the participants and a formula to determine bonus payments based on the achievement of the articulated goal(s).  Presently, the bonus for any participant may not exceed 100% of the participant’s base salary.  Since the performance goals for 2013 were not met, no bonuses were paid to the named executive officers for 2013.  Details of the Executive Bonus Program for 2013 are set forth below under “Executive Officer Bonus Plan.”

Long-Term Incentive.  Long-term incentives are intended to motivate and retain executives and reward them based upon our long-term performance.  Our primary vehicle for providing these incentives is the grant of equity-based and other performance awards under our 2005 Employee Equity Incentive Plan, as amended (“2005 Employee Plan”).  While other awards are authorized under the 2005 Employee Plan, to date, the Compensation Committee has granted only stock options under the 2005 Employee Plan.  The Compensation Committee believes stock options provide long-term incentives to executives while aligning their interests with those of the public stockholders, as the executive only benefits if the stock price increases after the date of grant and only by the amount of the increase. While the Compensation Committee subjectively determines the number of options to be granted, it generally considers the following in making its decisions:

●	the number of outstanding options in relation to the number of outstanding shares of our Common Stock to determine the dilutive effect of additional options,
●
the number of outstanding options that have an exercise price below the current market price (and the magnitude of the exercise price below the current market price) to determine the incentive being created by the outstanding options,

●	the position and level of responsibility of the executive officer and his or her recent performance, and
●	the number of shares owned and options outstanding for an individual executive officer to determine the incentive effect of further options.

Similar to other types of compensation, the Compensation Committee determines the grant of stock options to Messrs. Luksch and Pallé and Ms. Nikoo.  In 2013, the Compensation Committee took into account that the exercise price of many of the outstanding options were significantly above the current stock price and options have been expiring out-of-the-money.  Accordingly, most of these past grants no longer provided significant incentives for our executives.  Based upon the foregoing reasons and procedures, in May, 2013 the Compensation Committee granted the following stock options with an exercise price of $1.00 per share, a ten-year term and vesting in three equal installments on May 17, 2014, 2015 and 2016:

Name	No. of Shares
James A. Luksch	50,000 shares
Robert J. Pallé, Jr.	50,000 shares
Emily Nikoo	25,000 shares

Summary Executive Compensation

The following table summarizes the total compensation paid to or earned by our Chief Executive Officer and our next two highest compensated executive officers in 2013 (the “named executive officers”) for services rendered to us in all capacities for the fiscal years ended December 31, 2013 and 2012.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
James A. Luksch Chairman of the Board and Chief Executive Officer	2013 2012	$419,007 419,007	$ - -	$33,500 36,000	$70,269(2) 70,119(2)	$522,776 525,126
Robert J. Pallé, Jr. President, Chief Operating Officer and Secretary	2013 2012	328,015 328,015	- -	33,500 36,000	27,610(3) 31,448(3)	389,125 395,463
Emily M. Nikoo Executive Vice President	2013 2012	208,744 174,977	- -	16,750 18,000	13,198(4) 12,985(4)	238,692 205,962

(1)
The amounts in the “Option Awards” column reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.  Assumptions used in the calculation of these amounts are included in Note 1(o) to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2013.

(2)
The amounts shown in the “All Other Compensation” column for Mr. Luksch include amounts credited for unfunded retirement benefits under his Deferred Compensation Plan as described below under “Compensation Arrangements,” personal use of a company car, and professional fees for tax return preparation.  These amounts also include our matching contribution to our 401(k) defined contribution plan for the benefit of Mr. Luksch, the dollar value of life insurance premiums paid by us with respect to life insurance for the benefit of Mr. Luksch and the dollar value of the personal benefit portion of premiums paid by us with respect to a split-dollar life insurance arrangement with Mr. Luksch as described below under “Compensation Arrangements.”

(3)
The amounts shown in the “All Other Compensation” column for Mr. Pallé include personal use of a company car, professional fees for tax return preparation, our matching contribution to our 401(k) defined contribution plan for the benefit of Mr. Pallé and the dollar value of life insurance premiums paid by us with respect to life insurance for the benefit of Mr. Pallé, including the supplemental life insurance for the benefit of Mr. Pallé as described below under “Compensation Arrangements.”

(4)
The amounts shown in the “All Other Compensation” column for Ms. Nikoo include personal use of a company car, our matching contribution to our 401(k) defined contribution plan for the benefit of Ms. Nikoo and the dollar value of life insurance premiums paid by us with respect to life insurance for the benefit of Ms. Nikoo.

Compensation  Arrangements.

Other than Blonder’s standard employee severance policy applicable to all salaried employees, which entitles them, upon involuntary termination without cause, to one week of pay for each year of service, we have no employment, severance or change-of-control agreements with any of our named executive officers, each of whom is employed by us on an at-will basis.  Our executives serve at the will of the Board, which enables us to terminate their employment with discretion as to the terms of any severance arrangement.

We maintain group term life insurance for our employees, including our executive officers, for which each participating employee designates his or her own beneficiary.  In March, 2011, our Board of Directors, upon the recommendation of the Compensation Committee, approved the purchase of a supplemental life insurance policy on the life of Mr. Pallé, our President. The supplemental life insurance is a ten-year level term policy with a death benefit of $400,000 payable to the beneficiary designated by Mr. Pallé.

In May 2010, our Board, upon the recommendation of the Compensation Committee, approved a split-dollar life insurance arrangement in connection with an insurance policy maintained on the life of Mr. Luksch, our Chief Executive Officer, which arrangement was amended in November 2010 (the “Split-Dollar Arrangement”).  Pursuant to the Split-Dollar Arrangement, Mr. Luksch is entitled to designate a beneficiary to receive a portion of the death proceeds payable under the policy upon his death.  Such portion was equal to $125,000 until January 30, 2011.  Thereafter, as an offset to the deferred compensation accruing for the benefit of Mr. Luksch as discussed below, the death benefit payable to Mr. Luksch’s beneficiary decreased on the last day of each calendar month by $6,666.67, until such time as such portion was reduced to $0.

In November 2010, our Board of Directors, upon the recommendation of the Compensation Committee, approved an unfunded Deferred Compensation Plan for Mr. Luksch, our Chief Executive Officer and Chairman of the Board (the “Deferred Compensation Plan”), which became effective on January 1, 2011.  Pursuant to the Deferred Compensation Plan, Mr. Luksch earns $3,333.33 per calendar month for each completed calendar month of employment with us, up to a maximum of $250,000.  No interest or other rate of return shall be paid on any deferred compensation amount.  The amount accrued under Mr. Luksch’s Deferred Compensation Plan during 2013 was $39,996.

Upon Mr. Luksch’s termination of employment for any reason other than for “Cause” (as defined in the Deferred Compensation Plan), beginning six months after the date of such termination, we will pay the accumulated deferred compensation in monthly installments equal to $20,000 per month, provided, however, that the first such monthly installment amount shall be equal to the lesser of $120,000 or the total amount accumulated under the Deferred Compensation Plan.  In the event of Mr. Luksch’s death after his termination of employment, all remaining monthly installment payments, if any, shall be paid to his designated beneficiary or estate.  If Mr. Luksch’s employment is terminated for Cause, all accumulated deferred compensation will be forfeited.

In the event of Mr. Luksch’s death prior to his termination of employment, we shall pay to Mr. Luksch’s designated beneficiary or estate an amount equal to 200% of the then accumulated deferred compensation, in monthly installments equal to $20,000 per month, beginning with the first month following the date of his death.

Executive Officer Bonus Plan.

As described above under “Summary of Compensation Objectives and 2013 Compensation,” we provide our executives with an annual opportunity to earn cash incentive awards through the Executive Officer Bonus Plan. The performance goals are expressed in terms of (a) one or more corporate or divisional earnings-based measures (which may be based on net income, operating income, cash flows, or any combination thereof) and/or (b) one or more corporate or divisional sales-based measures.  Each such goal may be expressed on an absolute and/or relative basis, may employ comparisons with our past performance (including one or more divisions) and/or the current or past performance of other companies, and in the case of earnings-based measures, may employ comparisons to capital, stockholders’ equity and shares outstanding.  Performance goals need not be uniform among participants, but they have been in recent years.

After our financial results for a fiscal year have been determined, the Compensation Committee will certify the level of performance goal attainment and the potential bonus payment for each participant.  The Compensation Committee has full authority to decrease the amount that would otherwise be payable to any participant for a fiscal year.

For the 2013 fiscal year, each of the named executed officers were participants under the Executive Bonus Plan.  The participants were entitled to share in a Bonus Pool (“Bonus Pool”) based upon a subjectively determined allocation, which took into account the relative compensation levels of the executives as well as other subjective factors related to overall job performance in 2012, such as the ease with which the executive could be replaced, whether further opportunities for advancement within Blonder existed for the executive, teamwork skills, perceived efforts, interpersonal relationships and overall job performance.  The Bonus Pool for 2013 was equal to the lesser of (i) the sum of the base salary of all participants in the aggregate, or (ii) the sum of (a) 10% of the first $1 million of our pre-tax income, plus (b) 15% of the next $1 million of our pre-tax income, plus (c) 20% of the next $1 million of our pre-tax income, plus (d) 25% of the next $1 million of our pre-tax income, plus (e) 20% of the next $1 million of our pre-tax income, plus (f) 10% of our pre-tax income in excess of $5 million, all as set forth on our audited financial statements (in all cases calculated before taking into account any accrual for such Bonus Pool).  Further, no bonus would be paid to any participant unless the Bonus Pool (calculated in the manner described above) equaled or exceeded $90,000.  Based upon our reported pre-tax income for 2013, no bonuses were paid to our named executive officers relating to such year.

Employee Benefit Plans.

In May 2005, our stockholders approved the adoption of the Blonder Tongue Laboratories, Inc. 2005 Employee Equity Incentive Plan.  Our stockholders approved amendments to the 2005 Employee Equity Incentive Plan in May, 2007 and May, 2010 (as amended, the “2005 Employee Plan”), in each case to increase the total number of shares subject to issuance under the 2005 Employee Plan.  See the disclosure associated with “Proposal No. 2 – Amendment and Restatement of the 2005 Employee Equity Incentive Plan” for a more complete description of the 2005 Employee Plan and the proposed amendment and restatement thereof.

On May 17, 2013, each of Messrs. Luksch and Pallé and Ms. Nikoo was granted a non-qualified option under the 2005 Employee Plan to purchase 50,000, 50,000 and 25,000 shares, respectively, of our Common Stock, at an exercise price of $1.00 per share (the fair market value on the date of grant).  The fair market value of our Common Stock is calculated by taking the average of the high and low selling prices as reported on NYSE MKT.  Provided the named executive officer is still employed by Blonder, these options vest in three equal installments on the first, second and third anniversary of the grant date and expire on May 17, 2023.

Each of Messrs. Luksch and Pallé and Ms. Nikoo who continues to hold their executive position as of the second business day following the Annual Meeting (i.e., May 23, 2014 if there is no adjournment or postponement) will be granted a non-qualified option under the 2005 Employee Plan to purchase 50,000, 50,000 and 25,000 shares, respectively, of our Common Stock.  The amount of these awards is subject to stockholder approval of the amended and restated 2005 Employee Plan in Proposal No. 2 herein; provided, however, if Proposal No. 2 is not adopted then these options will be reduced to be 18,136, 18,136 and 9,068 shares, respectively.  The exercise price of these options will be the fair market value on the date of grant, calculated by taking the average of the high and low selling prices as reported on NYSE MKT.  These options will vest in three equal installments on the first, second and third anniversary of the grant date and will expire on the 10th anniversary of the grant date.

Retirement Benefits.

Each of the named executive officers is eligible to participate in our 401(k) Savings and Investment Retirement Plan, which covers all full time employees and is qualified under Section 401(k) of the Internal Revenue Code.  Under this plan, we match 50% of each participating employee’s salary deferral up to a maximum match of 3% of eligible compensation.

Outstanding Equity Awards Table

The following table discloses for each named executive officer all shares of our Common Stock underlying unexercised options as of December 31, 2013.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2013
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)		Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Option Exercise Price ($)	Option Expiration Date
James A. Luksch(2)	45,000		-		$1.905	03/28/2016
	35,000		-		$1.98	04/03/2017
	15,000		-		$0.755	11/17/2018
	33,333	(5)	16,667	(5)	$1.925	03/23/2021
	16,667	(6)	33,333	(6)	$1.05	05/17/2022
	-		50,000	(7)	$1.00	05/17/2023

Robert J. Pallé, Jr.(3)	35,000		-		$1.905	03/28/2016
	25,000		-		$1.98	04/03/2017
	33,333	(5)	16,667	(5)	$1.925	03/23/2021
	16,667	(6)	33,333	(6)	$1.05	05/17/2022
	-		50,000	(7)	$1.00	05/17/2023

Emily M. Nikoo(4)	15,000		-		$3.84	03/29/2015
	35,000		-		$1.905	03/28/2016
	25,000		-		$1.98	04/03/2017
	16,667	(5)	8,333	(5)	$1.925	03/23/2021
	8,334	(6)	16,666	(6)	$1.05	05/17/2022
	-		25,000	(7)	$1.00	05/17/2023

__________________
(1)
All option awards were made under the 1995 Long Term Incentive Plan, as amended, or the 2005 Employee Plan, as amended.  Since inception of the 2005 Employee Plan through April 4, 2014, our current executive officers as a group have been awarded options to purchase an aggregate total of 998,500 shares of Common Stock under the 2005 Employee Plan, excluding the Conditional Options (which are described below under “Proposal No. 2 – Awards Under the Restated Employee Plan”) and awards that have been cancelled or forfeited.  Each of the following other executive officers has been awarded options under the 2005 Employee Plan which exceed 5% of the total number of option award shares granted under the 2005 Employee Plan through April 4, 2014.  Allen Horvath, Vice President – Manufacturing (103,000 shares), Nezam Nikoo, Vice President–Engineering, Chief Technical Officer (107,500 shares), and Eric S. Skolnik, Senior Vice President and Chief Financial Officer (135,000 shares). No option awards have been made during 2014 to date under the 2005 Employee Plan, excluding the Conditional Options.  All disclosures in footnotes 2-4 below exclude the Conditional Options.

(2)
Mr. Luksch has been awarded options to purchase a total of 245,000 shares of Common Stock under the 2005 Employee Plan through April 4, 2014.  Emily Nikoo, the daughter of Mr. Luksch and our Executive Vice President, has been awarded options under the 2005 Employee Plan as described in footnote (4) below. Nezam Nikoo, the spouse of Ms. Nikoo, son-in-law of Mr. Luksch and our Vice President–Engineering, Chief Technical Officer, has been awarded options under the 2005 Employee Plan as described in footnote (4) below.

(3)
Mr. Pallé has been awarded options to purchase a total of 210,000 shares of Common Stock under the 2005 Employee Plan through April 4, 2014.  Carol Pallé, the spouse of Mr. Pallé and our employee, has been awarded options to purchase 14,000 shares of Common Stock under the 2005 Employee Plan through April 4, 2014.

(4)
Ms. Nikoo has been awarded options to purchase a total of 135,000 shares of Common Stock under the 2005 Employee Plan through April 4, 2014.  Nezam Nikoo, the spouse of Ms. Nikoo, son-in-law of Mr. Luksch and our Vice President–Engineering, Chief Technical Officer, has been awarded options to purchase a total of 107,500 shares of Common Stock under the 2005 Employee Plan through April 4, 2014.

(5)	This option vests in three equal installments on March 23, 2012, 2013 and 2014, subject to continued employment with Blonder.
(6)	This option vests in three equal installments on May 17, 2013, 2014 and 2015, subject to continued employment with Blonder.
(7)	This option vests in three equal installments on May 17, 2014, 2015 and 2016, subject to continued employment with Blonder.

PROPOSAL NO. 2 - AMENDMENT AND RESTATEMENT
OF THE 2005 EMPLOYEE EQUITY INCENTIVE PLAN

General

At the Annual Meeting, stockholders will be presented with a proposal to amend and restate the 2005 Employee Equity Incentive Plan, as amended (“2005 Employee Plan”).  In May, 2005, our stockholders approved the adoption of the 2005 Employee Plan, which has a term expiring on February 1, 2015.  In each of  2007 and 2010, our stockholders approved an amendment to increase the number of shares available for issuance under the 2005 Employee Plan.

On February 7, 2014, our Board of Directors adopted, subject to stockholder approval, an amendment and restatement to the 2005 Employee Plan.  This amendment and restatement (i) increases the number of shares of Common Stock available for issuance under the 2005 Employee Plan, (ii) extends the term of the 2005 Employee Plan, (iii) makes awards under the 2005 Employee Plan subject to clawback provisions under applicable law or under policies that may be adopted by us from time to time, (iv) prohibits repricing of stock options absent advance stockholder approval, and (v) makes certain conforming and clarifying changes to the 2005 Employee Plan.  The material amendments to the 2005 Employee Plan reflected in this proposal are described in more detail below under “Material Amendments.”  In the discussion of this proposal, we refer to the currently existing version of the 2005 Employee Equity Incentive Plan, as amended, as the “2005 Employee Plan,” and we refer to the version of the 2005 Employee Equity Incentive Plan in the event that the stockholders approve this proposal as the “Restated Employee Plan.”

The 2005 Employee Plan authorizes our Compensation Committee to grant equity-based and other performance-based awards to our executive officers and other key employees, as determined by the Compensation Committee, currently representing approximately 47 persons.  The purpose of the 2005 Employee Plan is to promote our success and enhance our value by linking the personal interests of participants to those of our stockholders and by providing such individuals with an incentive for outstanding performance in order to generate superior returns to stockholders.  The 2005 Employee Plan is designed to give our Compensation Committee flexibility in structuring awards that will achieve these objectives.  The proposed amendments to extend the term and increase the number of shares subject to the 2005 Employee Plan will permit us to continue the plan and make further grants under the plan, thereby allowing us to continue to create incentives for our key employees to enhance stockholder value.  Moreover, we included certain amendments to protect stockholders with regard to the repricing of stock options and retaining our authority to recoup or recover awards under certain circumstances.  As of April 4, 2014, there were 118,250 shares available for issuance under the 2005 Employee Plan (excluding “Conditional Options,” as defined below under “Awards Under the Restated Employee Plan”), and the 2005 Employee Plan is scheduled to expire in approximately one year.  The Compensation Committee believes that the number of shares available is not sufficient given our compensation structure and strategy, and the term should be extended to continue the purpose of the 2005 Employee Plan.  Accordingly, our Board of Directors believes it is in the best interests of Blonder and the best interests of our stockholders to approve the Restated Employee Plan as proposed.  As of April 4, 2014, the closing price for the Common Stock on NYSE MKT was $0.92 per share.

Material Amendments

The material differences between the 2005 Employee Plan and the Restated Employee Plan are described below.  For further information on the terms of the Restated Employee Plan as proposed, we encourage you to refer to the text of the Restated Employee Plan, a copy of which has been filed with this Proxy Statement as Appendix A.

Term.   The term of the 2005 Employee Plan is set to expire on February 2, 2015.  The term of the Restated Employee Plan would expire on February 7, 2024.

Clawback.  The Restated Employee Plan provides that any award under the Restated Employee Plan shall be subject to our ability to recoup or recover (i.e., clawback) any such award, Common Stock or other consideration previously granted pursuant to (i) any compensation recovery or recoupment policy to be adopted by us from time to time in the future, or (ii) any other applicable law, regulation or stock exchange rule.  The 2005 Employee Plan did not contain a clawback provision.

Repricing Prohibited.  The Restated Employee Plan prohibits our Compensation Committee from repricing (as defined under Section 303A(8) of the New York Stock Exchange Listed Company Manual) stock options, unless our stockholders provide prior approval for such repricing.  The 2005 Employee Plan did not prohibit repricing.

Increase in Share Reserve.  The number of shares of Common Stock authorized for issuance under the 2005 Employee Plan since its inception is 1,600,000, and the proposal for the Restated Employee Plan would increase the number authorized by 1,000,000 shares to 2,600,000 shares in total.  As of April 4, 2014, there were 118,250 shares available for issuance under the 2005 Employee Plan, excluding the Conditional Options described in the next sentence.  On March 13, 2014, the Compensation Committee approved, subject to stockholder approval of the Restated Employee Plan, the grant of options to purchase an aggregate of 326,000 shares of Common Stock to certain of our executive officers and key employees, as described in more detail below under “Awards Under the Restated Employee Plan.”  If this Proposal No. 2 is approved by stockholders (i.e., including issuance of the Conditional Options), the 792,250 remaining shares of Common Stock available for grant under the Restated Employee Plan will be used to make additional awards from time to time to eligible participants under the Restated Employee Plan.

Summary Description of the Restated Employee Plan

The following is a summary of the key provisions of the Restated Employee Plan, which is after giving effect to the amendments to the 2005 Employee Plan proposed in this Proxy Statement.  This summary does not purport to be a complete description of all of the provisions of the Restated Employee Plan.  The full text of the proposed Restated Employee Plan is set forth in Appendix A to this Proxy Statement. The description below of the Restated  Employee Plan is qualified in its entirety by reference to the text of Appendix A.

1.           Number of Shares. The aggregate number of shares reserved for grant under the Restated Employee Plan since its inception  is 2,600,000 shares of Common Stock, adjusted for any stock dividend, stock split or other subdivision or combination of the Common Stock.  As of February 7, 2014, the effective date of the Restated Employee Plan (assuming approval thereof by the stockholders), there were 1,118,250 shares of Common Stock available for grant under the Restated Employee Plan.  The shares may be issued from authorized and unissued shares of our Common Stock, our treasury stock or from shares purchased on the open market. To the extent that an award terminates, is cancelled, expires, lapses or is forfeited for any reason, any shares subject to the award will again be available for the grant of an award under the Restated Employee Plan.

2.           Administration. The Restated Employee Plan is administered by our Compensation Committee.  The members of the Compensation Committee must be comprised of Directors who satisfy the requirements of "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act.

3.           Eligibility; Participation. All of our executive officers and other key employees, and the executive officers and key employees of any of our subsidiaries, are eligible to become participants in the Restated Employee Plan. From time to time, our Compensation Committee will select those persons who will be granted an award from among all eligible individuals.

4.           Term of Restated Employee Plan. The 2005 Employee Plan became effective as of February 7, 2014 (assuming approval thereof by the stockholders) and will terminate on February 7, 2024.  Our Board reserves the right to terminate the Restated Employee Plan prior to such date without prejudice in any material way to the holders of any awards then outstanding.

5.           Restated Employee Plan Awards. Our Compensation Committee is authorized under the Restated Employee Plan to grant a variety of incentive awards to participants, as described below.  Each award is evidenced by a written Award Agreement, which specifies the terms and conditions of the award, as determined by the Compensation Committee in its discretion, subject to the limitations set forth in the Restated Employee Plan.

a.           Stock Options.  Our Compensation Committee can award stock options (“Options”) to purchase a specified number of shares of Common Stock.  The exercise price of an Option is determined by our Compensation Committee and can be no less than the fair market value of the underlying shares on the date of grant.  Moreover, outstanding Options cannot be repriced, absent prior approval of the stockholders.  The maximum number of shares of our Common Stock with respect to which Options and SARs (as described below) may be granted to any single participant during any one of our fiscal years is 100,000.  Tax-qualified incentive stock options (“ISOs”) and non-qualified stock options (“NQOs”) may be awarded to participants under the Restated Employee Plan.  Our Compensation Committee determines the term of the Option, the vesting periods and the permissible methods of payment of the exercise price (e.g., cash, shares of Common Stock, cashless exercise, etc.), and this is reflected in the Award Agreement. Our Compensation Committee can also provide that performance or other conditions be met before all or any part of an Option may be exercised.

b.           Stock Appreciation Rights.  A stock appreciation right (“SAR”) gives the participant the right to receive the excess (if any) of the fair market value of a specified number of shares of Common Stock at the time of exercise over the grant price of the SAR (which shall not be less than the fair market value of the shares on the date of grant).  The terms, methods of exercise, methods of settlement (e.g., cash, shares of Common Stock, or a combination thereof), and any other terms and conditions of any SAR shall be determined by our Compensation Committee at the time of the grant of the award and is reflected in the Award Agreement.

c.           Stock Awards.  Our Compensation Committee can award shares of our Common Stock to a participant at no cost to the participant.  The award may take the form of an immediate transfer of shares which are subject to forfeiture if conditions specified by the Compensation Committee are not met (“Restricted Stock”).  Alternatively, the award may take the form of an immediate transfer of shares which are not subject to a risk of forfeiture or a deferred transfer of shares if and when the conditions specified by the Compensation Committee are met (“Unrestricted Stock”).  The criteria for avoiding forfeiture of Restricted Stock, or receiving a deferred transfer of Unrestricted Stock, may be the completion of a period of continuous employment with us, or satisfaction of specified performance goals, or a combination thereof.

d.           Performance-Based Awards.  Our Compensation Committee can grant a stock award that will entitle the holder to receive a specified number of shares of Common Stock if certain performance goals are met (“Performance Shares”).  These goals may include, for example, the price of our Common Stock as reported on the NYSE MKT reaching one or more targeted levels, or our earnings on a per-share basis reaching one or more targeted levels.  Unless otherwise provided in the relevant Award Agreement, a participant must be employed by us on the last day of the performance period to be eligible for a performance award for such performance period.  These are essentially stock awards that are subject to performance criteria to enable the award to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Code”).

6.           Interpretation.  Our Compensation Committee has the power to set, alter or change the rules, guidelines and regulations for the administration of the Restated Employee Plan, and to interpret the Restated Employee Plan, any awards under the Restated Employee Plan, and any and all guidelines, rules and regulations adopted pursuant to the Restated Employee Plan.  Any determinations made by the Compensation Committee will be conclusive and binding on all Restated Employee Plan participants and their beneficiaries.

7.           Amendments.  Our Board may, from time to time, in its discretion, amend or supplement any provision of the Restated Employee Plan, in whole or in part; provided however, no amendment shall be made to modify the requirements for eligibility for participation, to increase the number of shares of our Common Stock with respect to which awards may be granted under the Restated Employee Plan to permit repricing of Options or extend the term of the Restated Employee Plan unless approved by our stockholders.  No amendment to the Restated Employee Plan shall adversely affect the rights of participants in any material way with respect to outstanding awards without the consent of the affected participants.

8.           Anti-Dilution.  The number of shares with respect to which awards may be granted under the Restated Employee Plan, the number of shares of our Common Stock subject to any outstanding award, and the nature of the securities which may be issued under the Restated Employee Plan, in each case shall be adjusted as a result of stock splits, stock dividends, or other subdivisions or combinations of our Common Stock, or reorganizations, mergers, consolidations, dividends or reclassifications affecting us.  In particular, in the event of our merger, liquidation or dissolution, or a sale of all or substantially all of our assets, the Compensation Committee has discretion to cancel or exchange outstanding awards for cash or other securities as described in more detail in Article 12 of the Restated Employee Plan.

9.           Limits on Transfer.  No right or interest of a participant in any award may be pledged, encumbered, or hypothecated to or in favor of any party other than Blonder, or shall be subject to any lien, obligation, or liability of such participant to any other party other than Blonder.  No award shall be assignable or transferable by a participant other than by will or the laws of descent and distribution, except that the Compensation Committee, in its discretion, may permit a participant to make a gratuitous transfer of an award that is not an ISO (or SAR granted in tandem with an ISO) to his or her spouse, lineal descendants, lineal ascendants, or a duly established trust for the benefit of one or more of these individuals.

10.           Clawback.  The Restated Employee Plan provides that any award under the Restated Employee Plan shall be subject to our ability to recoup or recover (i.e., clawback) any such award, Common Stock or other consideration previously granted pursuant to (i) any compensation recovery or recoupment policy to be adopted by us from time to time in the future, or (ii) any other applicable law, regulation or stock exchange rule.

Federal Tax Consequences of Restated Employee Plan

The following is a summary of the principal federal tax consequences of the Restated Employee Plan under the Code, based on laws and regulations in effect on the date of this Proxy Statement, which laws and regulations are subject to change, and does not purport to be a complete description of the federal tax aspects of the Restated Employee Plan.

A participant does not realize taxable income upon the award of an Option.  If the Option qualifies as an ISO, the participant does not realize taxable income upon exercise of the Option (except for purposes of the alternative minimum tax).  The maximum value of shares of our Common Stock (measured at the time of the award) subject to ISOs granted to any participant which can become exercisable in any calendar year is $100,000.  Provided the participant holds the Common Stock for at least one year and until the end of the two-year period from the date the Option was awarded, the gain or loss upon the sale of the Common Stock will be treated as capital gain or loss.  If the participant sells the stock before satisfying both of these holding period requirements, this is known as a “disqualifying disposition.”  In the event of a disqualifying disposition, the lesser of (1) the excess of the fair market value of the Common Stock at the time of exercise over the exercise price, or (2) the excess (if any) of the fair market value of the Common Stock at the time of sale over the exercise price will be taxable to the participant as ordinary income.  We will not be entitled to any tax deduction in connection with an ISO, except that we will be entitled to a deduction equal to the amount that is taxable to the participant as ordinary income as a result of a disqualifying disposition.

If an Option is an NQO, the participant will realize ordinary compensation income at the time of exercise equal to the excess of the fair market value of our Common Stock at the time of exercise over the exercise price, and we will be entitled to a tax deduction for the same amount.

A participant does not realize taxable income upon the award of a SAR.  The participant will realize ordinary compensation income upon the receipt of the cash or Common Stock resulting from the exercise of a SAR, and we will be entitled to a tax deduction for the same amount.

In general, a participant does not realize taxable income upon the award of Restricted Stock; the value of the Restricted Stock will be taxable to the participant as ordinary compensation income if and when the forfeiture restrictions lapse.  However, a participant may make an election under Section 83(b) of the Code (“83(b) Election”) to be taxed on the value of the Restricted Stock at the time of the award.  If a participant makes an 83(b) Election, he or she will not be taxed on the Restricted Stock if and when the forfeiture restrictions lapse.  A participant would make an 83(b) Election by filing a written statement with the IRS no later than 30 days after the date of the award of the Restricted Stock.  A copy of that statement also must be given to us, and another copy must be attached to the participant’s income tax return for the year of the award.

A participant will realize ordinary compensation income upon the receipt of Unrestricted Stock equal to the value of the Unrestricted Stock at that time.

We will be entitled to a tax deduction attributable to Restricted Stock or Unrestricted Stock equal to the amount taxable to the participant, and at the time it is taxable to the participant, subject to special rules under Section 162(m) of the Code which may limit the deductibility of compensation attributable to such awards which are granted to our Chief Executive Officer and the three highest compensated officers (other than the Chief Executive Officer and the Chief Financial Officer) whose compensation must be reported in our Proxy Statement.

We will have the authority and the right to deduct or withhold, or require a participant to remit to us, an amount sufficient to satisfy federal, state, and local taxes required by law to be withheld with respect to any taxable event arising as a result of the Restated Employee Plan.  A participant may elect to have us withhold from the Common Stock that would otherwise be received upon the exercise of any Option, a number of shares having a fair market value equal to the minimum statutory amount necessary to satisfy our applicable federal, state, local and foreign tax withholding obligations.

All awards under the Restated Employee Plan that are subject to Section 409A of the Code shall be structured to comply with Section 409A.  Section 409A provides limitations on nonqualified deferred compensation.  Section 409A contains rules affecting elections to defer compensation and the actual payment of the deferred compensation.  For purposes of Section 409A, "deferred compensation" is defined in a very broad manner, and could include certain types of awards under the Restated Employee Plan, such as SARs, Restricted Stock and Unrestricted Stock.  Award recipients could be subject to adverse federal income tax consequences to the extent that their awards do not comply with Section 409A.

Awards Under the Restated Employee Plan

Because awards under the Restated Employee Plan are at the discretion of the Compensation Committee, the benefits to be received by or allocated to the named executive officers, the current executive officers as a group and all employees (other than the current executive officers) as a group, cannot be determined at this time, other than the conditional grant of Options described below.

On March 13, 2014, the Compensation Committee approved, subject to stockholder approval of the Restated Employee Plan, the grant of Options to purchase an aggregate of 215,000 shares of Common Stock to our executive officers who remain employed by us as of the effective date of grant.  If approved, these Options will be granted effective as of the second business day following the Annual Meeting (i.e., May 23, 2014 if there is no adjournment or postponement) with an exercise price equal to the fair market value on the date of grant, calculated by taking the average of the high and low selling prices as reported on NYSE MKT. In addition, on March 13, 2014, the Compensation Committee also approved, subject to stockholder approval of the Restated Employee Plan, the grant of Options to purchase an aggregate of 111,000 shares of Common Stock to certain of our key employees who are not executive officers and who remain employed by us as of the effective date of grant.  If approved, these Options will be granted effective as of the second business day following the Annual Meeting with an exercise price equal to the fair market value on the date of grant.  If Proposal No. 2 is not approved by stockholders, then the number of shares underlying Options to be granted shall be reduced to be 77,984 and 40,248 shares for the executive officers and key employees, respectively.  The table below captioned “New Plan Benefits – 2005 Employee Plan” summarizes these conditionally granted Options and provides other information as to the persons who will receive these Options under the Restated Employee Plan.  The conditional awards described in this paragraph are referred to herein as the “Conditional Options.”

Options to purchase a total of 1,481,750 shares of Common Stock at exercise prices ranging from $0.76 to $3.84 per share have been granted and remain outstanding under the 2005 Employee Plan as of April 4, 2013 (excluding the Conditional Options), and the vesting of Options is subject to continued employment.  The term of such Options is ten years from the grant date of the Option, unless a shorter term is required for a particular Option to be eligible as a tax qualified stock option.  Information about historic grants of awards under the 2005 Employee Plan as of April 4, 2014 (excluding the Conditional Options) to the named executive officers, associates of the named executive officers, the current executive officers as a group, and each other person who was granted options exceeding 5% of the total number of option award shares granted thereunder, can be found in the footnotes to the table above under the heading “Outstanding Equity Awards.”  Of the total Options granted under the 2005 Employee Plan as of April 4, 2014, 483,250 shares subject to Option awards (excluding the Conditional Options) have been made to all employees (other than the current executive officers) as a group.  This disclosure of shares subject to awards granted under the 2005 Employee Plan excludes awards that have been cancelled or forfeited.  No awards under the 2005 Employee Plan have been made to non-employee Directors because they are not eligible to receive awards under the 2005 Employee Plan.  Since the awards granted under the 2005 Employee Plan are intended to be compensatory, no consideration has been or will generally be received by Blonder upon the grant of any award.

The following table provides certain information concerning the Conditional Options, which will be issued on the second business day following the Annual Meeting.

New Plan Benefits
2005 Employee Plan

Name and Position	Dollar Value ($)(1)	Number of Shares Prop. 2 Approved (2)(3)		Number of Shares Prop. 2 Not Approved (3)(4)

James A. Luksch Chairman of the Board and Chief Executive Officer	-	50,000		18,136
Robert J. Pallé, Jr. President, Chief Operating Officer and Secretary	-	50,000		18,136
Emily Nikoo Executive Vice President	-	25,000		9,068

Executive Officer Group	-	215,000	(5)	77,984
Non-Executive Director Group	-	0		0
Non-Executive Officer Employee Group	-	111,000		40,248

________________
(1)
Options will be granted with an exercise price equal to the fair market value on the date of grant (i.e., two business days after the Annual Meeting), calculated by taking the average of the high and low selling prices as reported on NYSE MKT.

(2)
Represents the number of shares of Common Stock underlying Options granted by the Compensation Committee subject to stockholder approval.   These Options will not be awarded if stockholders do not approve Proposal No. 2; rather, the Options to be awarded are set forth in the last column as described in footnote 4.  The Options will expire ten years after the grant date.

(3)	These Options vest and become exercisable in three equal installments of one-third each on the first, second and third anniversary of the date of grant.
(4)
Represents the number of shares of Common Stock underlying Options granted by the Compensation Committee if stockholders do not approve Proposal No. 2.  This number is determined as a pro ration of the number of shares underlying the Conditional Options (as set forth in the middle column as described in footnote 2) based on only having 118,250 authorized shares remaining under the 2005 Employee Plan. The Options will expire ten years after the grant date.

(5)	Includes amounts disclosed above for Messrs. Luksch and Pallé and Ms. Nikoo.

EQUITY COMPENSATION PLANS

The following table provides certain summary information as of December 31, 2013 concerning our compensation plans (including individual compensation arrangements) under which shares of our Common Stock may be issued.

Plan Category	Number Of Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants And Rights(#)		Weighted-Average Exercise Price Of Outstanding Options, Warrants And Rights($)	Number Of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In The First Column)(#)
Equity Compensation Plans Approved By Security Holders	1,861,667	(1)	$1.70	219,083	(2)
Equity Compensation Plans Not Approved By Security Holders	100,000	(3)	$1.09	0
Total	1,961,667		$1.59	219,083

(1) Includes shares of our Common Stock which may be issued upon the exercise of options or rights granted under the 1995 Long Term Incentive Plan, as amended, which expired by its terms on November 30, 2005, the 2005 Employee Equity Incentive Plan, as amended, the Amended and Restated 1996 Director Option Plan, which expired by its terms on January 2, 2006, and the 2005 Director Equity Incentive Plan, as amended.
(2) Includes 118,250 shares of our Common Stock available for issuance as stock option grants, stock appreciation rights, restricted or unrestricted stock awards or performance based stock awards under the 2005 Employee Equity Incentive Plan, as amended.  Includes 100,833 shares of our Common Stock available for issuance as stock option grants, stock appreciation rights, or restricted or unrestricted stock awards under the 2005 Director Equity Incentive Plan, as amended.
(3) In August 2012, we issued a warrant to purchase 100,000 shares of our Common Stock to Adaptive Micro-Ware, Inc., an Indiana corporation (“AMW”). The warrant was granted as partial consideration in connection with a commercial licensing and manufacturing agreement between Blonder and AMW. The warrant is exercisable at $1.09 per share, and the warrant vested one-third (1/3) on May 23, 2013 and another one-third (1/3) vests on each of May 23, 2014 and 2015.

Recommendation of the Board of Directors

Our Board of Directors recommends that stockholders vote FOR the proposal to approve the Restated Employee Plan. Proxies received by our Board of Directors will be so voted unless stockholders specify in their proxies a contrary choice.

PROPOSAL NO. 3 - AMENDMENT AND RESTATEMENT

OF THE 2005 DIRECTOR EQUITY INCENTIVE PLAN

At the Annual Meeting, stockholders will be presented with a proposal to amend and restate the 2005 Director Equity Incentive Plan, as amended (“2005 Director Plan”).  In May, 2005, our stockholders approved the adoption of the 2005 Director Plan, which has a term expiring on February 1, 2015.  In May, 2010, our stockholders approved an amendment to increase the number of shares available for issuance under the 2005 Employee Plan from 200,000 shares to 400,000 shares.

On February 7, 2014, our Board of Directors adopted, subject to stockholder approval, an amendment and restatement of the 2005 Director Plan.  This amendment and restatement (i) increases the number of shares of Common Stock available for issuance under the 2005 Director Plan, (ii) extends the term of the 2005 Director Plan, (iii) makes awards under the 2005 Director Plan subject to clawback provisions under applicable law or under policies that may be adopted by us from time to time, (iv) prohibits repricing of stock options absent advance stockholder approval, and (v) makes certain conforming and clarifying changes to the 2005 Director Plan.  The material amendments to the 2005 Director Plan reflected in this proposal are described in more detail below under “Material Amendments.”  In the discussion of this proposal, we refer to the currently existing version of the 2005 Director Equity Incentive Plan, as amended, as the “2005 Director Plan,” and we refer to the version of the 2005 Director Equity Incentive Plan in the event that the stockholders approve this proposal as the “Restated Director Plan.”

The 2005 Director Plan authorizes the Board to grant equity-based awards to our non-employee Directors, currently representing five persons.  The purpose of the 2005 Director Plan is to promote the success and enhance the value of Blonder by linking the personal interests of our non-employee Directors to those of our stockholders and by providing such individuals with an incentive for outstanding performance in order to generate superior returns to stockholders.  The 2005 Director Plan is designed to give the Board flexibility in structuring awards that will achieve these objectives.  The proposed amendment to extend the term and increase the number of shares subject to the 2005 Director Plan will permit us to continue the plan and make further grants under the plan, thereby allowing us to continue to create incentives for our non-employee Directors to enhance stockholder value.  Moreover, we included certain amendments to protect stockholders with regard to the repricing of stock options and retaining our authority to recoup or recover awards under certain circumstances.  As of April 4, 2014, there were 50,833 shares available for issuance under the 2005 Director Plan and the 2005 Director Plan is scheduled to expire in approximately one year.  The Board believes that the number of shares available is not sufficient given our incentive strategy, and the term should be extended to continue the purpose of the 2005 Director Plan.  Accordingly, our Board of Directors believes it is in the best interests of Blonder and the best interests of our stockholders to approve the Restated Director Plan as proposed.  As of April 4, 2014, the closing price for the Common Stock on NYSE MKT was $0.92 per share.

Material Amendments

The material differences between the 2005 Director Plan and the Restated Director Plan are described below.  For further information on the terms of the Restated Director Plan as proposed, we encourage you to refer to the text of the Restated Director Plan, a copy of which has been filed with this Proxy Statement as Appendix B.

Term.   The term of the 2005 Director  Plan is set to expire on February 1, 2015.  The term of the Restated Director Plan would expire on February 7, 2024.

Clawback.  The Restated Director Plan provides that any award under the Restated Director Plan shall be subject to our ability to recoup or recover (i.e., clawback) any such award, Common Stock or other consideration previously granted pursuant to (i) any compensation recovery or recoupment policy to be adopted by us from time to time in the future, or (ii) any other applicable law, regulation or stock exchange rule.  The 2005 Director Plan did not contain a clawback provision.

Repricing Prohibited.  The Restated Director Plan prohibits our Board from repricing (as defined under Section 303A(8) of the New York Stock Exchange Listed Company Manual) stock options, unless our stockholders provide prior approval for such repricing.  The 2005 Director Plan did not prohibit repricing.

Increase in Share Reserve.  The number of shares of Common Stock authorized for issuance under the 2005 Director Plan since its inception is 400,000, and the proposal for the Restated Director Plan would increase the number authorized by 200,000 shares to 600,000 shares in total.  As of April 4, 2014, there were 50,833 shares available for issuance under the 2005 Director Plan.  If this Proposal No. 3 is approved by stockholders, the  250,833 remaining shares of Common Stock available for grant under the Restated Director Plan will be used to make additional awards from time to time to eligible participants under the Restated Director Plan.

Summary Description of the Restated Director Plan

The following is a summary of the key provisions of the Restated Director Plan, which is after giving effect to the amendments to the 2005 Director Plan proposed in this Proxy Statement.  This summary does not purport to be a complete description of all of the provisions of the Restated Director Plan.  The full text of the proposed Restated Director Plan is set forth in Appendix B to this Proxy Statement.  The description below of the Restated  Director Plan is qualified in its entirety by reference to the text of Appendix B.

1.           Number of Shares.  The aggregate number of shares reserved and available for grant under the Restated Director Plan since its inception is 600,000 shares of Common Stock, adjusted for any stock dividend, stock split or other subdivision or combination of the Common Stock.  As of February 7, 2014, the effective date of the Restated Director Plan (assuming approval thereof by the stockholders), there were 300,833 shares of Common Stock available for grant under the Restated Director Plan, which excludes the stock options to purchase 50,000 shares granted under the Restated Director Plan on April 2, 2014.  The shares may be issued from authorized and unissued shares of Common Stock, our treasury stock or from shares purchased on the open market.  To the extent that an award terminates, is cancelled, expires, lapses or is forfeited for any reason, any shares subject to the award will again be available for the grant of an award under the Restated Director Plan.

2.           Administration.  The Restated Director Plan is administered by the Board.

3.           Eligibility; Participation.  Our Directors who are not currently, nor have been within the past six months, employed by us or any subsidiary are eligible to become participants in the Restated Director Plan.  The Board will select from time to time, from among all eligible individuals, the persons who shall be granted an award.

4.           Term of Restated Director Plan.  The Restated Director Plan became effective as of February 7, 2014 (assuming approval thereof by the stockholders) and will terminate on February 7, 2024.  The Board reserves the right to terminate the Restated Director Plan prior to such date without prejudice in any material way to the holders of any awards then outstanding.

5.           Restated Director Plan Awards.  The Restated Director Plan authorizes the Board to grant a variety of incentive awards to participants, as described below.  Each award shall be evidenced by a written Award Agreement, which shall specify the terms and conditions of the award, as determined by the Board in its discretion, subject to the limitations set forth in the Restated Director Plan.

a.           Stock Options.  The Board may award stock options (“Options”) to purchase a specified number of shares of Common Stock.  The exercise price of an Option will be determined by the Board and will be no less than the fair market value of the underlying shares on the date of grant.  Moreover, outstanding Options cannot be repriced, absent prior approval of the stockholders.  Only Options that are not tax-qualified (i.e., non-qualified stock options, or “NQOs”) may be awarded to participants under the Restated Director Plan.  The Board will determine the term of the Option, the vesting periods and the permissible methods of payment of the exercise price (e.g., cash, shares of Common Stock, cashless exercise, etc.), and this will be reflected in the Award Agreement.  The Board may also provide that performance or other conditions be met before all or any part of an Option may be exercised.

b.   Stock Appreciation Rights. A stock appreciation right (“SAR”) gives the participant the right to receive the excess (if any) of the fair market value of a specified number of shares of Common Stock at the time of exercise over the grant price of the SAR (which shall not be less than the fair market value of the shares at the time of the award). The terms, methods of exercise, methods of settlement (e.g., cash, shares of Common Stock, or a combination thereof), and any other terms and conditions of any SAR shall be determined by the Board at the time of the grant of the award and shall be reflected in the Award Agreement.

c.           Stock Awards.  The Board may award shares of Common Stock to a participant at no cost to the participant.  The award may take the form of an immediate transfer of shares which are subject to forfeiture if conditions specified by the Board are not met (“Restricted Stock”).  Alternatively, the award may take the form of an immediate transfer of shares which are not subject to a risk of forfeiture or a deferred transfer of shares if and when the conditions specified by the Board are met (“Unrestricted Stock”).  The criteria for avoiding forfeiture of Restricted Stock, or receiving a deferred transfer of Unrestricted Stock, may be the completion of a period of continuous service on the Board, or satisfaction of specified performance goals, or a combination thereof.

6.           Interpretation.  The Board has the power to set, alter or change the rules, guidelines and regulations for the administration of the Restated Director Plan, and to interpret the Restated Director Plan, any awards under the Restated Director Plan, and any and all guidelines, rules and regulations adopted pursuant to the Restated Director Plan.  The determinations by the Board will be conclusive and binding on all Restated Director Plan participants and their beneficiaries.

7.           Amendments.  The Board may, from time to time, in its discretion, amend or supplement any provision of the Restated Director Plan, in whole or in part; provided however, no amendment shall be made to modify the requirements for eligibility for participation, to increase the number of shares of Common Stock with respect to which awards may be granted under the Restated Director Plan or extend the term of the Restated Director Plan unless approved by the stockholders.  No amendment to the Restated Director Plan shall adversely affect the rights of participants in any material way with respect to outstanding awards without the consent of the affected participants.

8.           Anti-Dilution.  The number of shares with respect to which awards may be granted under the Restated Director Plan, the number of shares of Common Stock subject to any outstanding award, and the nature of the securities which may be issued under the Restated Director Plan, in each case shall be adjusted as a result of stock splits, stock dividends, or other subdivisions or combinations of the Common Stock, or reorganizations, mergers, consolidations, dividends or reclassifications affecting us.  In particular, in the event of certain mergers of Blonder, a liquidation or dissolution of Blonder, or a sale of all or substantially all of the assets of Blonder, the Board has discretion to cancel or exchange outstanding awards for cash or other securities as described in more detail in Article 11 of the Restated Director Plan.

9.           Limits on Transfer.  No right or interest of a participant in any award may be pledged, encumbered, or hypothecated to or in favor of any party other than Blonder, or shall be subject to any lien, obligation, or liability of such participant to any other party other than Blonder.  No award shall be assignable or transferable by a participant other than by will or the laws of descent and distribution, except that the Board, in its discretion, may permit a participant to make a gratuitous transfer of an award to his or her spouse, lineal descendants, lineal ascendants, or a duly established trust for the benefit of one or more of these individuals.

10.           Clawback.  The Restated Director Plan provides that any award under the Restated Director Plan shall be subject to our ability to recoup or recover (i.e., clawback) any such award, Common Stock or other consideration previously granted pursuant to (i) any compensation recovery or recoupment policy to be adopted by us from time to time in the future, or (ii) any other applicable law, regulation or stock exchange rule.

Federal Tax Consequences of Restated Director Plan

The following is a summary of the principal federal tax consequences of the Restated Director Plan under the Code, based on laws and regulations in effect on the date of this Proxy Statement, which laws and regulations are subject to change, and does not purport to be a complete description of the federal tax aspects of the Restated Director Plan.

A participant does not realize taxable income upon the award of an Option. The participant will realize ordinary compensation income at the time of exercise equal to the excess of the fair market value of the Common Stock at the time of exercise over the exercise price, and we will be entitled to a tax deduction for the same amount.

A participant does not realize taxable income upon the award of a SAR.  The participant will realize ordinary compensation income upon the receipt of the cash or Common Stock resulting from the exercise of a SAR, and we will be entitled to a tax deduction for the same amount.

In general, a participant does not realize taxable income upon the award of Restricted Stock; the value of the Restricted Stock will be taxable to the participant as ordinary compensation income if and when the forfeiture restrictions lapse.  However, a participant may make an election under Section 83(b) of the Code (“83(b) Election”) to be taxed on the value of the Restricted Stock at the time of the award.  If a participant makes an 83(b) Election, he or she will not be taxed on the Restricted Stock if and when the forfeiture restrictions lapse.  A participant would make an 83(b) Election by filing a written statement with the IRS no later than 30 days after the date of the award of the Restricted Stock.  A copy of that statement also must be given to us, and another copy must be attached to the participant’s income tax return for the year of the award.

A participant will realize ordinary compensation income upon the receipt of Unrestricted Stock equal to the value of the Unrestricted Stock at that time.  We will be entitled to a tax deduction attributable to Restricted Stock or Unrestricted Stock equal to the amount taxable to the participant, and at the time it is taxable to the participant.

We will have the authority and the right to deduct or withhold, or require a participant to remit to us, an amount sufficient to satisfy federal, state, and local taxes required by law to be withheld with respect to any taxable event arising as a result of the Restated Director Plan.  A participant may elect to have us withhold from the Common Stock that would otherwise be received upon the exercise of any Option, a number of shares having a fair market value equal to the minimum statutory amount necessary to satisfy our applicable federal, state, local and foreign income tax withholding obligations.

All awards under the Restated Director Plan that are subject to Section 409A of the Code shall be structured to comply with Section 409A.  Section 409A provides limitations on nonqualified deferred compensation.  Section 409A contains rules affecting elections to defer compensation and the actual payment of the deferred compensation.  For purposes of Section 409A, “deferred compensation” is defined in a very broad manner, and could include certain types of awards under the Restated Director Plan, such as SARs, Restricted Stock and Unrestricted Stock.  Award recipients could be subject to adverse federal income tax consequences to the extent that their awards do not comply with Section 409A.

Awards Under the Restated Director Plan

Because awards under the Restated Director Plan are at the discretion of the Board of Directors, the benefits to be received by or allocated to any of the eligible participants, either individually or as a group, cannot be determined at this time.  No awards to any Directors have been made that are contingent on the approval of the Restated Director Plan by stockholders.

As of April 4, 2014, all of our current Directors as a group (excluding employee Directors) have been awarded Options to purchase a total of 299,107 shares of our Common Stock at exercise prices ranging from $0.76 to $1.98 per share under the 2005 Director Plan, and the vesting of Option awards is subject to continued service as a Director of Blonder.  As disclosed above under “Directors’ Compensation,” each of our non-employee Directors was granted an Option under the 2005 Director Plan to purchase 10,000 shares of our Common Stock (50,000 shares in the aggregate among all non-employee Directors) during each of fiscal year 2013 and 2014.  The term of these Options is ten years from the grant date of the Option. This disclosure of shares subject to awards granted under the 2005 Director Plan excludes awards that have been cancelled or forfeited. All of the awards under the 2005 Director Plan have been granted to our non-employee Directors, who are the only persons eligible to receive awards under the 2005 Director Plan.  Since the awards under the 2005 Director Plan are intended to be compensatory in connection with service on the Board, no consideration has been or will generally be received by us upon the grant of any award.

EQUITY COMPENSATION PLANS

See “Equity Compensation Plans” above under Proposal 2 for information regarding shares of our Common Stock that may be issued under our compensation plans.

Recommendation of the Board of Directors

Our Board of Directors recommends that stockholders vote FOR the proposal to approve the Restated Director Plan.  Proxies received by our Board of Directors will be so voted unless stockholders specify in their proxies a contrary choice.

PROPOSAL NO. 4 – RATIFICATION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Marcum LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2014.  Marcum LLP has been our independent registered public accounting firm since October 24, 2005.  We have been advised by Marcum LLP that neither it nor any member thereof has any financial interest, direct or indirect, in us or any of our subsidiaries, in any capacity.  One or more representatives of Marcum LLP is expected to be present at this year’s Annual Meeting of Stockholders with an opportunity to make a statement if he or she desires to do so and to answer appropriate questions with respect to that firm’s examination of our financial statements and records for the fiscal year ended December 31, 2013.

Although the submission of the appointment of Marcum LLP is not required by our Bylaws, the Board is submitting it to the stockholders to ascertain their views.  If the stockholders do not ratify the appointment, we will not be bound to seek another independent registered public accounting firm for 2014, but the selection of another independent registered public accounting firm will be considered in future years.

Audit and Other Fees Paid to Independent Registered Public Accounting Firm

The following table presents fees billed by Marcum LLP for professional services rendered for the fiscal years ended December 31, 2013 and December 31, 2012.

Services Rendered	Fiscal 2013	Fiscal 2012
Audit Fees	$218,350	$342,947
Audit-Related Fees	32,000	32,000
Tax Fees	31,750	27,989
All Other Fees	-	-

Audit Fees

The audit fees for fiscal years 2013 and 2012 were billed or expected to be billed for professional services rendered for the audit of our annual financial statements, the reviews of the financial statements included in our Quarterly Reports on Form 10-Q, consents to incorporate audited financial statements into registration statements related to our employee benefit plans, and assistance with earnings announcements on Form 8-K.  The decrease in 2013 as compared to 2012 was primarily due to 2012 including the audit services related to our acquisition of substantially all of the assets of R.L. Drake, LLC in February, 2012.

Audit-Related Fees

The audit-related fees for fiscal years 2013 and 2012 consisted principally of audits of our pension and 401(k) plans.

Tax Fees

Tax fees for fiscal years 2013 and 2012 consisted principally of preparing our U.S. federal and state income tax returns.

Our Audit Committee has reviewed the non-audit services currently provided by our independent registered public accounting firm and has considered whether the provision of such services is compatible with maintaining the independence of such independent registered public accounting firm.  Based on such review and consideration, the Audit Committee has determined that the provision of such non-audit services is compatible with maintaining the independence of the independent registered public accounting firm.

Pre-Approval Policy for Services by Independent Registered Public Accounting Firm

Our Audit Committee has implemented pre-approval policies and procedures for the engagement of our independent registered public accounting firm for both audit and permissible non-audit services.  Under these policies and procedures, all services provided by the independent registered public accounting firm must either (i) be approved by our Audit Committee prior to the commencement of the services, (ii) relate to assisting us with tax audits and appeals before a taxing authority or be services associated with periodic reports or registration statements filed by us with the SEC, all of which services are pre-approved by our Audit Committee, or (iii) be a de minimis non-audit service (as described in Rule 2-01(c)(7)(i)(C) of Regulation S-X) that does not have to be pre-approved as long as management promptly notifies our Audit Committee of such service and our Audit Committee approves it prior to the service being completed.  Within these parameters, our Audit Committee annually approves the scope and fees payable for the year end audit, statutory audits and employee benefit plans to be performed by the independent registered public accounting firm for the next fiscal year.  Our Audit Committee also delegates pre-approval authority for permissible non-audit services to the Audit Committee’s Chairman.  Any approvals of non-audit services made by our Audit Committee’s Chairman are then reported by him at the next Audit Committee meeting.  All of the services provided by our independent registered public accounting firm during fiscal year 2013 were approved in accordance with our pre-approval policies and procedures.  None of the services were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Recommendation of the Board of Directors

Our Board of Directors recommends that stockholders vote FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the 2014 fiscal year.  Proxies received by the Board of Directors will be so voted unless stockholders specify in their proxies a contrary choice.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Chief Executive Officer’s son-in-law, Nezam Nikoo, is our Vice President–Engineering, Chief Technical Officer.  Mr. Nikoo’s spouse is Emily Nikoo, our Executive Vice President.  Mr. Nikoo’s annual salary (including bonus) in 2013 and 2012 was $181,500 and $168,368, respectively.  In addition, in 2013 and 2012, respectively, Mr. Nikoo also received (i) option awards reflecting an aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of $16,750 and $18,000, and (ii) other compensation comprised of personal use of a company car, matching contributions to our 401(k) defined contribution plan and the dollar value of life insurance premiums paid by us with respect to life insurance for the benefit of Mr. Nikoo in the aggregate amount of $13,362 and $14,383.  In addition, if Mr. Nikoo continues to hold his executive position as of the second business day following the Annual Meeting, he will be granted a non-qualified option under the 2005 Employee Plan to purchase 25,000 shares of our Common Stock.  The exercise price of these options will be the fair market value on the date of grant, calculated by taking the average of the high and low selling prices as reported on NYSE MKT.  These options will vest in three equal installments on the first, second and third anniversary of the grant date and will expire on the 10th anniversary of the grant date.

One of our Directors, Gary P. Scharmett, is a partner at the law firm of Stradley Ronon Stevens & Young, LLP, which serves as our outside counsel.  During the 2013 and 2012 fiscal years, we paid fees for legal services to this firm in the aggregate amount of $348,000 and $638,000, respectively.  Mr. Scharmett’s interest in this relationship arises from his minority ownership interest as a partner at this firm.  In management's opinion, the terms of such services were substantially equivalent to those which would have been obtained from unaffiliated parties.

As of March 31, 2014, James A. Luksch, our Chief Executive Officer and a Director, was indebted to us in the amount of $115,089, for which we have charged no interest.  This indebtedness arose from a series of cash advances made to Mr. Luksch, the latest of which was advanced in February, 2002.  The largest aggregate amount of indebtedness during both the 2013 and 2012 fiscal years was $129,714.  This debt was being repaid at the rate of approximately $1,000 per month, all of which represented principal payments on the indebtedness, until November 2008 when Mr. Luksch and his spouse filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code.  Mr. Luksch’s interest in the Bankruptcy petition in connection with this indebtedness was adverse to us.  Under Mr. Luksch’s plan of reorganization, we will receive a pro-rata share, with all other unsecured creditors, of the excess, if any, of Mr. Luksch’s disposable income after the payment of all administrative claims and other expenses.  Mr. Luksch paid $6,562 and $6,500 of principal during each of the 2013 and 2012 fiscal years, respectively.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our Directors and executive officers, and persons who own more than ten percent of our Common Stock, to file with the SEC and the NYSE MKT, initial reports of ownership and reports of changes in ownership of Common Stock and our other equity securities.  Officers, Directors and greater than ten percent stockholders (collectively, “Reporting Persons”) are additionally required to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on review of the copies of such reports furnished to us or written representations that no reports were required with respect to fiscal year 2013, we believe that all Section 16(a) filing requirements applicable to Reporting Persons were complied with on a timely basis during 2013.

STOCKHOLDER PROPOSALS

Director Nominations at the Annual Meeting

Our Bylaws require advanced notice of any stockholder proposal for nomination for the election of a Director.  Notice of any such stockholder proposal must be received by our Corporate Secretary at One Jake Brown Road, Old Bridge, New Jersey 08857 not less than sixty (60) days prior to the date of the scheduled annual meeting, regardless of any postponement, deferrals or adjournments of that meeting to a later date, however, if less than seventy (70) days’ notice of the date of the scheduled annual meeting is given, then to be timely, such notice must be received not later than the close of business on the tenth (10th) day following the earlier of the date notice of the scheduled annual meeting was mailed or the date of public disclosure of the annual meeting date.  Accordingly, any stockholder who wished to have a Director nomination considered at the 2014 Annual Meeting must have delivered notice to the Secretary no later than the close of business on March 22, 2014.  Any proposal received after that date is considered untimely.

Stockholder Proposals for Inclusion in 2015 Proxy Statement

The date by which we must receive stockholder proposals intended to be included in our Proxy Statement for presentation at the 2015 Annual Meeting of Stockholders is December 22, 2014, to be eligible for inclusion in such Proxy Statement.  Stockholder proposals must comply with all of the applicable rules and requirements set forth in the rules and regulations of the SEC, including Rule 14a-8 of the Exchange Act.  Stockholder proposals should be sent to our Chief Financial Officer at One Jake Brown Road, Old Bridge, New Jersey 08857.

Stockholder Proposals for Presentation at the 2015 Annual Meeting

Other than a proposal for nomination for the election of a Director which is subject to the advance notice requirements described above, if notice of a stockholder proposal intended to be presented at the 2015 Annual Meeting of Stockholders is not received by us on or before March 7, 2015 (whether or not the stockholder wishes the proposal to be included in the proxy statement for such annual meeting), we (through management proxy holders) may exercise discretionary voting authority on such proposal when and if the proposal is raised at the annual meeting without any reference to the matter in the Proxy Statement.

ANNUAL REPORT ON FORM 10-K

A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2013 ACCOMPANIES THIS PROXY STATEMENT.  WE WILL FURNISH TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO OUR FURNISHING SUCH EXHIBIT(S).  REQUESTS FOR COPIES OF SUCH EXHIBIT(S) SHOULD BE DIRECTED TO OUR CHIEF FINANCIAL OFFICER AT OUR PRINCIPAL ADDRESS AS SHOWN ON THE COVER PAGE OF THIS PROXY STATEMENT.

By Order of the Board of Directors

James A. Luksch
Chairman of the Board and
Chief Executive Officer
Date:  April 21, 2014
Old Bridge, New Jersey

Appendix A

BLONDER TONGUE LABORATORIES, INC.
2005 EMPLOYEE EQUITY INCENTIVE PLAN

(As Amended and Restated Effective February 7, 2014)

ARTICLE 1
PURPOSE

1.1           GENERAL.  The purpose of this Blonder Tongue Laboratories, Inc. 2005 Employee Equity Incentive Plan (the “Plan”) is to promote the success and enhance the value of Blonder Tongue Laboratories, Inc. (the “Company”) by linking the personal interests of key employees of the Company and its subsidiaries to those of Company stockholders and by providing such individuals with an incentive for outstanding performance in order to generate superior returns to stockholders of the Company.  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of key employees upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.  For purposes of this Plan, “Company” shall be deemed to include direct and indirect subsidiaries of Blonder Tongue Laboratories, Inc., unless the context requires otherwise.

ARTICLE 2
EFFECTIVE DATE AND TERM

2.1           EFFECTIVE DATE.  The Plan, as hereby amended and restated, will be effective as of February 7, 2014 (the “Effective Date”).

2.2           TERM.  Unless sooner terminated by the Board, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date, and no Awards may be granted under the Plan thereafter.  The termination of the Plan shall not affect any Award that is outstanding on the termination date, without the consent of the Participant.

ARTICLE 3
DEFINITIONS AND CONSTRUCTION

3.1           DEFINITIONS.  When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Sections 1.1 or 2.1 unless a clearly different meaning is required by the context.  The following words and phrases shall have the following meanings:

(a)           “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Unrestricted Stock Award, or Performance-Based Award granted to a Participant under the Plan.

(b)           “Award Agreement” means a writing, in such form as the Committee in its discretion shall prescribe, evidencing an Award.

(c)           “Board” means the Board of Directors of Blonder Tongue Laboratories, Inc.

(d)           “Code” means the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

(e)           “Committee” means the committee of the Board described in Article 4.

(f)           “Covered Employee” means an Employee who is a “covered employee” within the meaning of Section 162(m) of the Code.

(g)           “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

(h)           “Fair Market Value” means, with respect to a share of Stock as of any given date, (i) if the Stock is traded on the over-the-counter market, the mean average of the bid and the asked prices for the Stock at the close of trading on that date, or if that day is not a trading day on the trading day immediately preceding such day; (ii) if the Stock is listed on a national securities exchange, the mean average of the high and low selling prices of the Stock on the composite tape on that date, or if that day in not a trading day on the trading day immediately preceding such given date; and (iii) if the Stock is neither traded on the over-the-counter market nor listed on a national securities exchange, such value as the Committee, in good faith, shall determine.

(i) “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(j)           “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor definition adopted by the Board.

(k)           “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

(l)           “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods.  An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

(m)           “Participant” means a person who has been granted an Award under the Plan.

(n)           “Performance-Based Awards” means Stock Awards granted to selected Covered Employees pursuant to Article 9, but which are subject to the terms and conditions set forth in Article 10.  All Performance-Based Awards are intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(o)           “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period.  The Performance Criteria that will be used to establish Performance Goals may include, but shall not be limited to, one or more of the following: pre- or after-tax net earnings, sales growth, operating earnings, operating cash flow, working capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, Stock price growth, stockholder returns, gross or net profit margin, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.  The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

(p)           “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria.  Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual.  The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

(q)           “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

(r)           “Plan” means the Blonder Tongue Laboratories, Inc. 2005 Employee Equity Incentive Plan as set forth herein.

(s)           “Restricted Stock Award” means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.

(t)           “Stock” means the common stock of Blonder Tongue Laboratories, Inc. and such other securities that may be substituted for Stock pursuant to Article 12.

(u)           “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

(v)           “Stock Award” means a Restricted Stock Award or an Unrestricted Stock Award.

(w)           “Unrestricted Stock Award” means Stock granted to a Participant under Article 9 that is not subject to restrictions or a risk of forfeiture.

ARTICLE 4
ADMINISTRATION

4.1           COMMITTEE; BOARD APPROVAL.  The Plan shall be administered by a Committee appointed by, and which serves at the discretion of, the Board.  The Board may designate the Compensation Committee of the Board as the “Committee” hereunder provided the Compensation Committee meets the requirements of this Section.  Notwithstanding any other provision of the Plan, at all times the Committee shall consist of at least two individuals and each member of the Committee shall qualify as a Non-Employee Director.  To the extent necessary or desirable (as may be determined by the Board from time to time) each member of the Committee shall also qualify as an “outside director” under Code Section 162(m) and the regulations issued thereunder.  The members of the Committee shall meet such additional criteria, as may be necessary or desirable to comply with regulatory or stock exchange rules or exemptions.  The Company will pay all reasonable expenses of the Committee.

4.2           AUTHORITY OF COMMITTEE.  Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a)           Designate Participants to receive Awards;

(b)           Determine the type or types of Awards to be granted to each Participant;

(c)           Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d)           Determine the terms and conditions of any Award granted under the Plan including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(e) Amend, modify, or terminate any outstanding Award (including re-pricing), with the Participant’s consent unless the Committee has the authority to amend, modify, or terminate an Award without the Participant’s consent under any other provision of the Plan.

(f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(g) Prescribe the form of each Award Agreement which need not be identical for each Participant;

(h) Decide all other matters that must be determined in connection with an Award;

(i) Establish, adopt, revise, amend or rescind any guidelines, rules and regulations as it may deem necessary or advisable to administer the Plan; and

(j) Interpret the terms of, and rule on any matter arising under, the Plan or any Award Agreement;

(k) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan, including but not limited to, the determination of whether and to what extent any Performance Goals have been achieved; and

(l) Retain counsel, accountants and other consultants to aid in exercising its powers and carrying out its duties under the Plan.

4.3           DECISIONS BINDING.  The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties and any other persons claiming an interest in any Award or under the Plan.

ARTICLE 5
SHARES SUBJECT TO THE PLAN

5.1           NUMBER OF SHARES.  As of the Effective Date, One Hundred Eighteen Thousand, Two Hundred and Fifty (118,250) shares of Stock remained available for future Awards.  On and after the Effective Date, these shares shall continue to be available for future Awards, plus an additional One Million (1,000,000) shares of Stock, for a total of One Million, One Hundred Eighteen Thousand, Two Hundred and Fifty (1,118,250) shares of Stock available for Awards on and after the Effective Date; provided, however, an Award with respect to any of such additional One Million (1,000,000) shares of Stock shall be conditioned upon the approval of the Plan, as hereby amended and restated, by the stockholders of the Company.  The number of shares set forth in this Section 5.1 shall be subject to adjustment as provided in Section 12.1.

5.2           LAPSED AWARDS.  To the extent that an Award made on or after the Effective Date terminates, is cancelled, expires, lapses or is forfeited for any reason, including, but not limited to, the failure to achieve any Performance Goals, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan.

5.3           STOCK DISTRIBUTED.  Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4           LIMITATION ON NUMBER OF SHARES SUBJECT TO AWARDS.  Notwithstanding any provision in the Plan to the contrary, and subject to the adjustment in Section 12.1, the maximum number of shares of Stock with respect to Options and Stock Appreciation Rights that may be granted to any one Participant during a fiscal year of the Company shall be One Hundred Thousand (100,000) shares.

ARTICLE 6
ELIGIBILITY AND PARTICIPATION

6.1           ELIGIBILITY.  Persons eligible to participate in this Plan include all executive officers and other key employees of the Company, as determined by the Committee.

6.2           ACTUAL PARTICIPATION.  Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals those to whom Awards shall be granted and shall determine the nature and amount of each Award.  No individual shall have any right to be granted an Award under this Plan.

ARTICLE 7
STOCK OPTIONS

7.1           GENERAL.  The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)           EXERCISE PRICE.  The exercise price per share of Stock under an Option shall be not less than the Fair Market Value as of the date of grant.

(b)           TERM OF OPTION.  No Option shall be exercisable after the date that is ten years from the date it is granted.

(c)           TIME AND CONDITIONS OF EXERCISE.  Except as provided herein, the Committee shall determine the time or times at which an Option may be exercised in whole or in part.  The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(d)           PAYMENT.  An Option shall be exercised by giving a written notice to the Company stating the number of shares of Stock with respect to which the Option is being exercised and containing such other information as the Committee may require and by tendering payment therefore with a cashier’s check or certified check.  In addition, if the Award Agreement with respect to an Option so provides, or upon exercise of discretion by the Committee in accordance with the terms of the Award Agreement, the Participant may pay the exercise price by (i) to the extent permitted by applicable law, delivering the Participant’s note payable to the Company over such period of time, at such rate of interest and in form and substance satisfactory to the Committee, (ii) transferring shares of Stock previously acquired by the Participant, (iii) directing the Company to withhold that number of shares of Stock acquired upon exercise having an aggregate Fair Market Value as of the date of exercise equal to the Option’s exercise price, or the applicable portion of the Option’s exercise price if the Option is not exercised in full, (iv) an open market broker-assisted sale transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the exercise price, (v) a combination of the methods described above, or (vi) such other method as may be approved by the Committee and set forth in the Award Agreement.

(e)           EVIDENCE OF GRANT.  All Options shall be evidenced by an Award Agreement.  The Award Agreement shall include such additional provisions as may be specified by the Committee.

7.2           INCENTIVE STOCK OPTIONS.  The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules, which in case of conflict shall control over other provisions of this Plan that might otherwise be applicable:

(a)           EXERCISE.  In no event may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

(b)           INDIVIDUAL DOLLAR LIMITATION.  The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision.  To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(c)           TEN PERCENT OWNERS.  An Incentive Stock Option may be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(d)           RIGHT TO EXERCISE.  During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

ARTICLE 8
STOCK APPRECIATION RIGHTS

8.1           GRANT OF SARS.  The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(a)           RIGHT TO PAYMENT.  Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

(1)           The Fair Market Value of a share of Stock on the date of exercise; over

(2)           The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of a share of Stock on the date of grant.

(b)           OTHER TERMS.  All such Awards shall be evidenced by an Award Agreement.  The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement, except that in all events a Stock Appreciation Right granted in tandem with an Incentive Stock Option shall be exercisable only when the underlying Incentive Stock Option may be exercised.  For purposes of the Plan, a Stock Appreciation Right shall be considered to be granted in tandem with an Incentive Stock Option if the exercise of one results in an automatic forfeiture of the other, or if the exercise of one results in the automatic exercise of the other.

ARTICLE 9
STOCK AWARDS

9.1           GRANT OF STOCK.  The Committee is authorized to grant Unrestricted Stock Awards and Restricted Stock Awards to Participants in such amounts and subject to such terms and conditions as determined by the Committee.  All such Awards shall be evidenced by an Award Agreement.

9.2           ISSUANCE AND RESTRICTIONS.  An Unrestricted Stock Award may provide for a transfer of shares of Stock to a Participant at the time the Award is granted, or it may provide for a deferred transfer of shares of Stock subject to conditions prescribed by the Committee.  Restricted Stock Awards shall be subject to such restrictions on transferability and risks of forfeiture as the Committee may impose.  These restrictions and risks may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

9.3           FORFEITURE.  Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period, Stock subject to a Restricted Stock Award that is at that time subject to restrictions shall be forfeited, provided, however, that the Committee may provide in any Restricted Stock Award that restrictions or forfeiture conditions relating to the Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to the Stock.

9.4           CERTIFICATES FOR RESTRICTED STOCK.  Restricted Stock Awards granted under the Plan may be evidenced in such manner as the Committee shall determine.  If certificates representing shares of Stock subject to Restricted Stock Awards are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 10
PERFORMANCE-BASED AWARDS

10.1           PURPOSE.  The purpose of this Article 10 is to provide the Committee the ability to qualify the Awards under Article 9 as “performance-based compensation” under Section 162(m) of the Code.  If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 10 shall control over any contrary provision contained in Article 9.

10.2           APPLICABILITY.  This Article 10 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards.  The Committee may, in its discretion, grant Awards other than Performance-Based Awards to Covered Employees that do not satisfy the requirements of this Article 10.  The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period.  Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

10.3           DISCRETION OF COMMITTEE WITH RESPECT TO PERFORMANCE AWARDS.  With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type of Performance-Based Awards to be issued, the kind and/or level of the Performance Goal, and whether the Performance Goal is to apply to the Company or any division or business unit thereof or to particular Participants or other individuals.

10.4           PAYMENT OF PERFORMANCE-BASED AWARDS.  Unless otherwise provided in the relevant Award Agreement, a Participant must be employed by the Company on the last day of the Performance Period to be eligible for a Performance-Based Award for such Performance Period.  In determining the actual size of an individual Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

10.5           STOCKHOLDER APPROVAL.  The Board shall disclose to the stockholders of the Company the material terms of any Performance-Based Award, and shall secure approval of the stockholders of the Performance-Based Award before any Stock or cash is transferred or paid to a Participant, or before any restrictions with respect to same lapse, pursuant to the Award.  The Committee shall certify that the Performance Goals with respect to any Performance-Based Award have been achieved before any Stock or cash is transferred or paid to a Participant, or before any restrictions with respect to same lapse.  Such disclosure, approval and certification shall be effected in accordance with the requirements of Section 162(m)(4)(C) of the Code.

ARTICLE 11
PROVISIONS APPLICABLE TO ALL AWARDS

11.1           STAND-ALONE AND TANDEM AWARDS.  Awards granted under the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted under the Plan.  Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

11.2           EXCHANGE PROVISIONS.  The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award, based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

11.3           TERM OF AWARD.  The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with an Incentive Stock Option exceed a period of ten years from the date of its grant.

11.4           LIMITS ON TRANSFER.  No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company; provided, however, that the foregoing shall not be deemed to imply any obligation of the Company to lend against or accept a lien or pledge of any Award for any reason.  No Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution, except that the Committee, in its discretion, may permit a Participant to make a gratuitous transfer of an Award that is not an Incentive Stock Option or a Stock Appreciation Right granted in tandem with an Incentive Stock Option to his or her spouse, lineal descendants, lineal ascendants, or a duly established trust for the benefit of one or more of these individuals.  Awards so transferred may thereafter be transferred only to the Participant who originally received the Award or to an individual or trust to whom the Participant could have initially transferred the Award pursuant to this Section 11.4.

11.5           BENEFICIARIES.  Notwithstanding Section 11.4, a Participant may, if and to the extent, and in such manner as may be determined by the Committee from time to time, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death.  A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award applicable to the Participant, except to the extent the Plan and Award otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee.  If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate.  Subject to the foregoing, if a Participant is entitled to designate a beneficiary, a beneficiary designation may be changed or revoked by a Participant at any time in accordance with any procedures or conditions established by the Committee from time to time, provided the change or revocation is filed with the Committee.

11.6           STOCK CERTIFICATES.  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise or vesting of any Awards, as the case may be, unless and until the Committee has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded as well as the terms of this Plan and any other terms, conditions or restrictions that may be applicable.  All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with Federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded.  The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.  In addition to the terms and conditions provided herein, the Committee may require that a Participant make such reasonable covenants, agreements, and representations as the Committee, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

11.7           COMPLIANCE WITH SECTION 409A.  The terms of all Awards granted under the Plan shall comply with the requirements of Section 409A of the Code, to the extent subject to Section 409A.

11.8           CLAWBACKS.  Notwithstanding anything to the contrary under the Plan, any Award and any Stock or other consideration granted pursuant to any Award under the Plan shall be subject to the Company’s ability to recoup or recover any such Award, Stock or other consideration previously granted pursuant to (i) any compensation recovery or recoupment policy (i.e., clawback policy) to be adopted by the Company from time to time in the future (regardless of whether adopted pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act or otherwise), or (ii) any other applicable law, regulation or stock exchange rule, including without limitation, Section 304 of the Sarbanes-Oxley Act of 2002.

ARTICLE 12
CHANGES IN CAPITAL STRUCTURE

12.1           GENERAL.

(a)           SHARES AVAILABLE FOR GRANT.  In the event of any change in the number of shares of Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of shares of Stock with respect to which the Committee may grant Awards shall be appropriately adjusted.  In the event of any change in the number of shares of Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Stock with respect to which Awards may be granted as the Committee may deem appropriate.

(b)           OUTSTANDING AWARDS - INCREASE OR DECREASE IN ISSUED SHARES WITHOUT CONSIDERATION.  Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares of Stock or the payment of a stock dividend (but only on the shares of Stock), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall proportionally adjust the number of shares of Stock subject to each outstanding Award and the exercise price per share of Stock of each such Award.

(c)           OUTSTANDING AWARDS - CERTAIN MERGERS.  Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

(d)           OUTSTANDING AWARDS - CERTAIN OTHER TRANSACTIONS.  In the event of (1) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to cancel, effective immediately prior to the occurrence of such event, each Award outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Award was granted an amount in cash, for each share of Stock subject to such Award, respectively, equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Stock as a result of such event over (B) the exercise price (if any) of such Award.

(e)           OUTSTANDING AWARDS - OTHER CHANGES.  In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Awards outstanding on the date on which such change occurs and in the per share exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

(f)           NO ADDITIONAL STOCKHOLDER APPROVAL REQUIRED IN CERTAIN CASES.  Except to the extent required by applicable law or stock exchange rule, no adjustment in the number of shares subject to outstanding Awards, and no adjustment in the number of shares available for grant under this Plan, shall require additional stockholder approval, and all such future adjustments shall be deemed approved by the approval of this Plan, to the extent that such adjustment, whether automatic or discretionary, is proportional to and accompanies an equivalent adjustment in the number of shares held by the Company’s stockholders.

(g)           NO OTHER RIGHTS.  Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation.  Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the exercise price of any Award.

ARTICLE 13
AMENDMENT, MODIFICATION, AND TERMINATION

13.1           AMENDMENT, MODIFICATION, AND TERMINATION.  At any time and from time to time, the Board may terminate, amend or modify the Plan; provided, however, that the Board shall not, without the approval of stockholders, make any amendment which would (i) increase the maximum number of shares of Stock for which Awards may be granted under the Plan, (ii) extend the term of the Plan, or (iii) amend the requirements as to the employees eligible to receive Awards; and further provided that no other amendment shall be made without stockholder approval to the extent stockholder approval is necessary to comply with any applicable law, regulations or stock exchange rule.

13.2           AWARDS PREVIOUSLY GRANTED.  Except as otherwise provided in the Plan, including without limitation, the provisions of Section 11.8 and Article 12, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant.

ARTICLE 14
GENERAL PROVISIONS

14.1           NO RIGHTS TO AWARDS.  No employee or other person shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

14.2           NO STOCKHOLDERS RIGHTS.  No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.  If stockholder approval of the Plan (or an amendment to the Plan) is required by applicable law, regulation or stock exchange rule, Awards may be granted under the Plan prior to such stockholder approval, provided these Awards are subject to the Company receiving the requisite stockholder approval and no shares of Stock can be issued under these Awards (e.g., a Participant cannot exercise an Option) until after the requisite stockholder approval has been obtained.

14.3           WITHHOLDING.  The Company shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan.  A Participant may elect to have the Company withhold from those shares of Stock that would otherwise be received upon the settlement of any Award, a number of shares having a Fair Market Value equal to the minimum statutory amount necessary to satisfy the Company’s applicable federal, state, local and foreign income and employment tax withholding obligations.

14.4           NO RIGHT TO EMPLOYMENT.  Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

14.5           INDEMNIFICATION.  To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

14.6           FRACTIONAL SHARES.  No fractional shares of stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

14.7           GOVERNMENT AND OTHER REGULATIONS.  The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required.  The Company shall be under no obligation to register under the Securities Act of 1933, as amended, any of the shares of Stock paid under the Plan.  If the shares paid under the Plan may in certain circumstances be exempt from registration under the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

14.8           REPRICINGS.  Notwithstanding anything in the Plan to the contrary, the Committee may not reprice Options, nor may the Board amend the Plan to permit repricing of Options, unless the stockholders of the Company provide prior approval for such repricing. The term “repricing” shall have the meaning given that term in Section 303A(8) of the New York Stock Exchange Listed Company Manual, as in effect from time to time.

14.9           GOVERNING LAW.  The Plan and the terms of all Awards shall be construed in accordance with and governed by the laws of the State of New Jersey without regard to rules of choice of law or conflict of laws, except to the extent such laws may be pre-empted by the federal laws of the United States of America.

Appendix B

BLONDER TONGUE LABORATORIES, INC.
2005 DIRECTOR EQUITY INCENTIVE PLAN

(As Amended and Restated Effective February 7, 2014)

ARTICLE 1
PURPOSE

1.1           GENERAL.  The purpose of this Blonder Tongue Laboratories, Inc. 2005 Director Equity Incentive Plan (the “Plan”) is to promote the success and enhance the value of Blonder Tongue Laboratories, Inc. (the “Company”) by linking the personal interests of non-employee directors of the Company to those of Company shareholders and by providing such individuals with an incentive for outstanding performance in order to generate superior returns to shareholders of the Company.  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of non-employee directors upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2
EFFECTIVE DATE AND TERM

2.1           EFFECTIVE DATE.  The Plan, as hereby amended and restated, will be effective as of February 7, 2014 (the “Effective Date”).

2.2           TERM.  Unless sooner terminated by the Board, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date, and no Awards may be granted under the Plan thereafter.  The termination of the Plan shall not affect any Award that is outstanding on the termination date, without the consent of the Participant.

ARTICLE 3
DEFINITIONS AND CONSTRUCTION

3.1           DEFINITIONS.  When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Sections 1.1 or 2.1 unless a clearly different meaning is required by the context.  The following words and phrases shall have the following meanings:

(a)           “Award” means any Option, Stock Appreciation Right, Restricted Stock Award or Unrestricted Stock Award granted to a Participant under the Plan.

(b)           “Award Agreement” means a writing, in such form as the Board in its discretion shall prescribe, evidencing an Award.

(c)           “Board” means the Board of Directors of the Company.

(d)           “Code” means the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

(e)           “Eligible Director” means any person who is a member of the Board and neither is currently, nor within the past six (6) months was, employed by the Company or any subsidiary of the Company.

(f)           “Fair Market Value” means, with respect to a share of Stock as of any given date, (i) if the Stock is traded on the over-the-counter market, the mean average of the bid and the asked prices for the Stock at the close of trading on that date, or if that day is not a trading day on the trading day immediately preceding such day; (ii) if the Stock is listed on a national securities exchange, the mean average of the high and low selling prices of the Stock on the composite tape on that date, or if that day in not a trading day on the trading day immediately preceding such given date; and (iii) if the Stock is neither traded on the over-the-counter market nor listed on a national securities exchange, such value as the Board, in good faith, shall determine.

(g)           “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods.

(h)           “Participant” means a person who has been granted an Award under the Plan.

(i)           “Plan” means the Blonder Tongue Laboratories, Inc. 2005 Director Equity Incentive Plan as set forth herein.

(j)           “Restricted Stock Award” means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.

(k)           “Stock” means the common stock of Blonder Tongue Laboratories, Inc. and such other securities which may be substituted for Stock pursuant to Article 11.

(l)           “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

(m)           “Stock Award” means a Restricted Stock Award or an Unrestricted Stock Award.

(n)           “Unrestricted Stock Award” means Stock granted to a Participant under Article 9 that is not subject to restrictions or a risk of forfeiture.

ARTICLE 4
ADMINISTRATION

4.1           GENERAL.  The Plan shall be administered by the Board.  Subject to any specific designation in the Plan, the Board has the exclusive power, authority and discretion to:

(a)           Designate Participants to receive Awards;

(b)           Determine the type or types of Awards to be granted to each Participant;

(c)           Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d)           Determine the terms and conditions of any Award granted under the Plan including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Board in its sole discretion determines;

(e)           Amend, modify, or terminate any outstanding Award (including re-pricing), with the Participant’s consent unless the Board has the authority to amend, modify, or terminate an Award without the Participant’s consent under any other provision of the Plan.

(f)           Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(g)           Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(h)           Decide all other matters that must be determined in connection with an Award;

(i)           Establish, adopt, revise, amend or rescind any guidelines, rules and regulations as it may deem necessary or advisable to administer the Plan; and

(j)           Interpret the terms of, and rule on any matter arising under, the Plan or any Award Agreement;

(k)           Make all other decisions and determinations that may be required under the Plan or as the Board deems necessary or advisable to administer the Plan; and

(l)           Retain counsel, accountants and other consultants to aid in exercising its powers and carrying out its duties under the Plan.

4.2           DECISIONS BINDING.  The Board’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Board with respect to the Plan shall be final, binding, and conclusive on all parties and any other persons claiming an interest in any Award or under the Plan.

ARTICLE 5
SHARES SUBJECT TO THE PLAN

5.1           NUMBER OF SHARES.  As of the Effective Date, One Hundred Thousand, Eight Hundred and Thirty-Three (100,833) shares of Stock remained available for future Awards.  On and after the Effective Date, these shares shall continue to be available for future Awards, plus an additional Two Hundred Thousand (200,000) shares of Stock, for a total of Three Hundred Thousand, Eight Hundred and Thirty-Three (300,833) shares of Stock available for Awards on and after the Effective Date; provided, however, an Award with respect to any of such additional Two Hundred Thousand (200,000) shares of Stock shall be conditioned upon the approval of the Plan, as hereby amended and restated, by the shareholders of the Company.  The number of shares set forth in this Section 5.1 shall be subject to adjustment as provided in Section 11.1.

5.2           LAPSED AWARDS.  To the extent that an Award terminates, is cancelled, expires, lapses or is forfeited for any reason, including, but not limited to, the failure to achieve any Performance Goals, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan.

5.3           STOCK DISTRIBUTED.  Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

ARTICLE 6
ELIGIBILITY AND PARTICIPATION

6.1           ELIGIBILITY.  Persons eligible to participate in this Plan include all Eligible Directors.

6.2           ACTUAL PARTICIPATION.  Subject to the provisions of the Plan, the Board may, from time to time, select from among all eligible individuals those to whom Awards shall be granted and shall determine the nature and amount of each Award.  No individual shall have any right to be granted an Award under this Plan.

ARTICLE 7
STOCK OPTIONS

7.1           GENERAL.  The Board is authorized to grant Options to Participants on the following terms and conditions:

(a)           EXERCISE PRICE.  The exercise price per share of Stock under an Option shall be not less than the Fair Market Value as of the date of grant.

(b)           TERM OF OPTION.  No Option shall be exercisable after the date that is 10 years from the date it is granted.

(c)           TIME AND CONDITIONS OF EXERCISE.  Except as provided herein, the Board shall determine the time or times at which an Option may be exercised in whole or in part.  The Board shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(d)           PAYMENT.  An Option shall be exercised by giving a written notice to the Company stating the number of shares of Stock with respect to which the Option is being exercised and containing such other information as the Board may require and by tendering payment therefore with a cashier's check or certified check. In addition, if the Award Agreement with respect to an Option so provides, or upon exercise of discretion by the Board in accordance with the terms of the Award Agreement, the Participant may pay the exercise price by (i) to the extent permitted by applicable law, delivering the Participant’s note payable to the Company over such period of time, at such rate of interest and in form and substance satisfactory to the Board, (ii) transferring shares of Stock previously acquired by the Participant, (iii) directing the Company to withhold that number of shares of Stock acquired upon exercise having an aggregate Fair Market Value as of the date of exercise equal to the Option’s exercise price, or the applicable portion of the Option’s exercise price if the Option is not exercised in full, (iv) an open market broker-assisted sale transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the exercise price, (v) a combination of the methods described above, or (vi) such other method as may be approved by the Board and set forth in the Award Agreement.

(e)           EVIDENCE OF GRANT.  All Options shall be evidenced by an Award Agreement.  The Award Agreement shall include such additional provisions as may be specified by the Board.

ARTICLE 8
STOCK APPRECIATION RIGHTS

8.1           GRANT OF SARS.  The Board is authorized to grant SARs to Participants on the following terms and conditions:

(a)           RIGHT TO PAYMENT.  Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

(1)           The Fair Market Value of a share of Stock on the date of exercise; over

(2)           The grant price of the Stock Appreciation Right as determined by the Board, which shall not be less than the Fair Market Value of a share of Stock on the date of grant.

(b)           OTHER TERMS.  All such Awards shall be evidenced by an Award Agreement.  The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Board at the time of the grant of the Award and shall be reflected in the Award Agreement.

ARTICLE 9
STOCK AWARDS

9.1           GRANT OF STOCK.  The Board is authorized to grant Unrestricted Stock Awards and Restricted Stock Awards to Participants in such amounts and subject to such terms and conditions as determined by the Board.  All such Awards shall be evidenced by an Award Agreement.

9.2           ISSUANCE AND RESTRICTIONS.  An Unrestricted Stock Award may provide for a transfer of shares of Stock to a Participant at the time the Award is granted, or it may provide for a deferred transfer of shares of Stock subject to conditions prescribed by the Board.  Restricted Stock Awards shall be subject to such restrictions on transferability and risks of forfeiture as the Board may impose.  These restrictions and risks may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Board determines at the time of the grant of the Award or thereafter.

9.3           FORFEITURE.  Except as otherwise determined by the Board at the time of the grant of the Award or thereafter, upon termination of service as a Member of the Board during the applicable restriction period, Stock subject to a Restricted Stock Award that is at that time subject to restrictions shall be forfeited, provided, however, that the Board may provide in any Restricted Stock Award that restrictions or forfeiture conditions relating to the Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Board may in other cases waive in whole or in part restrictions or forfeiture conditions relating to the Stock.

9.4           CERTIFICATES FOR RESTRICTED STOCK.  Restricted Stock Awards granted under the Plan may be evidenced in such manner as the Board shall determine.  If certificates representing shares of Stock subject to Restricted Stock Awards are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 10
PROVISIONS APPLICABLE TO ALL AWARDS

10.1           STAND-ALONE AND TANDEM AWARDS.  Awards granted under the Plan may, in the discretion of the Board, be granted either alone, in addition to, or in tandem with, any other Award granted under the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

10.2           EXCHANGE PROVISIONS.  The Board may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award, based on the terms and conditions the Board determines and communicates to the Participant at the time the offer is made.

10.3           TERM OF AWARD.  The term of each Award shall be for the period as determined by the Board.

10.4           LIMITS ON TRANSFER.  No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company; provided, however, that the foregoing shall not be deemed to imply any obligation of the Company to lend against or accept a lien or pledge of any Award for any reason.  No Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution, except that the Board, in its discretion, may permit a Participant to make a gratuitous transfer of an Award to his or her spouse, lineal descendants, lineal ascendants, or a duly established trust for the benefit of one or more of these individuals.  Awards so transferred may thereafter be transferred only to the Participant who originally received the Award or to an individual or trust to whom the Participant could have initially transferred the Award pursuant to this Section 10.4.

10.5           BENEFICIARIES.  Notwithstanding Section 10.4, a Participant may, if and to the extent, and in such manner as may be determined by the Board from time to time, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death.  A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award applicable to the Participant, except to the extent the Plan and Award otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Board.  If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate.  Subject to the foregoing, if a Participant is entitled to designate a beneficiary, a beneficiary designation may be changed or revoked by a Participant at any time in accordance with any procedures or conditions established by the Board from time to time, provided the change or revocation is filed with the Board.

10.6           STOCK CERTIFICATES.  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise or vesting of any Awards, as the case may be, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded as well as the terms of this Plan and any other terms, conditions or restrictions that may be applicable.  All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Board deems necessary or advisable to comply with Federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded.  The Board may place legends on any Stock certificate to reference restrictions applicable to the Stock.  In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

10.7           COMPLIANCE WITH SECTION 409A.  The terms of all Awards granted under the Plan shall comply with the requirements of Section 409A of the Code, to the extent subject to Section 409A.

10.8           CLAWBACKS.   Notwithstanding anything to the contrary under the Plan, any Award and any Stock or other consideration granted pursuant to any Award under the Plan shall be subject to the Company’s ability to recoup or recover any such Award, Stock or other consideration previously granted pursuant to (i) any compensation recovery or recoupment policy (i.e., clawback policy) to be adopted by the Company from time to time in the future (regardless of whether adopted pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act or otherwise), or (ii) any other applicable law, regulation or stock exchange rule, including without limitation, Section 304 of the Sarbanes-Oxley Act of 2002.

ARTICLE 11
CHANGES IN CAPITAL STRUCTURE

11.1           GENERAL.

(a)           SHARES AVAILABLE FOR GRANT.  In the event of any change in the number of shares of Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of shares of Stock with respect to which the Board may grant Awards shall be appropriately adjusted.  In the event of any change in the number of shares of Stock outstanding by reason of any other event or transaction, the Board may, but need not, make such adjustments in the number and class of shares of Stock with respect to which Awards may be granted as the Board may deem appropriate.

(b)           OUTSTANDING AWARDS – INCREASE OR DECREASE IN ISSUED SHARES WITHOUT CONSIDERATION.  Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares of Stock or the payment of a stock dividend (but only on the shares of Stock), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Board shall proportionally adjust the number of shares of Stock subject to each outstanding Award and the exercise price per share of Stock of each such Award.

(c)           OUTSTANDING AWARDS – CERTAIN MERGERS.  Subject to any required action by the shareholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

(d)           OUTSTANDING AWARDS – CERTAIN OTHER TRANSACTIONS.  In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation and/or other property, including cash, the Board shall, in its absolute discretion, have the power to cancel, effective immediately prior to the occurrence of such event, each Award outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Award was granted an amount in cash, for each share of Stock subject to such Award, respectively, equal to the excess of (A) the value, as determined by the Board in its absolute discretion, of the property (including cash) received by the holder of a share of Stock as a result of such event over (B) the exercise price (if any) of such Award.

(e)           OUTSTANDING AWARDS – OTHER CHANGES.  In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article, the Board may, in its absolute discretion, make such adjustments in the number and class of shares subject to Awards outstanding on the date on which such change occurs and in the per share exercise price of each Award as the Board may consider appropriate to prevent dilution or enlargement of rights.

(f)           NO ADDITIONAL SHAREHOLDER APPROVAL REQUIRED IN CERTAIN CASES.  Except to the extent required by applicable law or stock exchange rules, no adjustment in the number of shares subject to outstanding Awards, and no adjustment in the number of shares available for grant under this Plan, shall require additional shareholder approval, and all such future adjustments shall be deemed approved by the approval of this Plan, to the extent that such adjustment, whether automatic or discretionary, is proportional to and accompanies an equivalent adjustment in the number of shares held by the Company’s shareholders.

(g)           NO OTHER RIGHTS.  Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation.  Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the exercise price of any Award.

ARTICLE 12
AMENDMENT, MODIFICATION, AND TERMINATION

12.1           AMENDMENT, MODIFICATION, AND TERMINATION.  At any time and from time to time, the Board may terminate, amend or modify the Plan; provided, however, that the Board shall not, without the approval of stockholders, make any amendment which would (i) increase the maximum number of shares of Stock for which Awards may be granted under the Plan, (ii) extend the term of the Plan, or (iii) amend the requirements as to the employees eligible to receive Awards; and further provided that no other amendment shall be made without shareholder approval to the extent shareholder approval is necessary to comply with any applicable law, regulations or stock exchange rule.

12.2           AWARDS PREVIOUSLY GRANTED.  Except as otherwise provided in the Plan, including without limitation, the provisions of Section 10.8 and Article 11, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant.

ARTICLE 13
GENERAL PROVISIONS

13.1           NO RIGHTS TO AWARDS.  No employee or other person shall have any claim to be granted any Award under the Plan, and neither the Company nor the Board is obligated to treat Participants and other persons uniformly.

13.2           NO STOCKHOLDERS RIGHTS.  No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.  If stockholder approval of the Plan (or an amendment to the Plan) is required by applicable law, regulation or stock exchange rule, Awards may be granted under the Plan prior to such stockholder approval, provided these Awards are subject to the Company receiving the requisite stockholder approval and no shares of Stock can be issued under these Awards (e.g., a Participant cannot exercise an Option) until after the requisite stockholder approval has been obtained.

13.3           WITHHOLDING.  The Company shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes required by law to be withheld with respect to any taxable event arising as a result of this Plan.  A Participant may elect to have the Company withhold from those shares of Stock that would otherwise be received upon the settlement of any Award, a number of shares having a Fair Market Value equal to the minimum statutory amount necessary to satisfy the Company’s applicable federal, state, local and foreign income and employment tax withholding obligations.

13.4           NO RIGHT TO DIRECTOR STATUS.  Neither the Plan, nor the granting of an Award hereunder, nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or undertaking, express or implied, that the Company retain an Eligible Director for any period of time, or at any particular rate of compensation, or with any other benefits whatsoever.

13.5           INDEMNIFICATION.  To the extent allowable under applicable law, each member of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.6           FRACTIONAL SHARES.  No fractional shares of stock shall be issued and the Board shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

13.7           GOVERNMENT AND OTHER REGULATIONS.  The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required.  The Company shall be under no obligation to register under the Securities Act of 1933, as amended, any of the shares of Stock paid under the Plan.  If the shares paid under the Plan may in certain circumstances be exempt from registration under the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

13.8           REPRICINGS.  Notwithstanding anything in the Plan to the contrary, the Board may not reprice Options, nor may the Board amend the Plan to permit repricing of Options, unless the stockholders of the Company provide prior approval for such repricing. The term “repricing” shall have the meaning given that term in Section 303A(8) of the New York Stock Exchange Listed Company Manual, as in effect from time to time.

13.9           GOVERNING LAW.  The Plan and the terms of all Awards shall be construed in accordance with and governed by the laws of the State of New Jersey without regard to rules of choice of law or conflict of laws, except to the extent such laws may be pre-empted by the federal laws of the United States of America.

BLONDER TONGUE LABORATORIES, INC. One Jake Brown Road Old Bridge, NJ 08857 PROXY CARD FOR ANNUAL MEETING OF STOCKHOLDERS MAY 21, 2014 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The Undersigned hereby appoints James A. Luksch and Robert J. Pallé, Jr., and either of them (with full power to act alone), as Proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on this Proxy Card, all shares of Common Stock of Blonder Tongue Laboratories, Inc. (the “Company”) held of record by the undersigned on the record date of March 31, 2014, at the Annual Meeting of Stockholders to be held on May 21, 2014 and at any postponements or adjournments thereof, all as in accordance with the Notice of Annual Meeting of Stockholders and Proxy Statement furnished with this Proxy.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

BLONDER TONGUE LABORATORIES, INC.

May 21, 2014

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Please detach along perforated line and mail in the envelope provided.

■ 20330303000000000000  7                      052114
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” FOR THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1. Election of three Class I Directors to hold office until the 2017 Annual Meeting of Stockholders and until qualified successor directors have been elected or until their resignation or removal.		2. Proposal to approve the amendment and restatement of our 2005 Employee Equity Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐FOR ALL NOMINEES ☐WITHHOLD AUTHORITY FOR ALL NOMINEES ☐FOR ALL EXCEPT (See Instructions below)	NOMINEES: ¡ Anthony J. Bruno ¡ James A. Luksch ¡ Steven L. Shea	3. Proposal to approve the amendment and restatement of our 2005 Director Equity Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
		4. Proposal to ratify the appointment of Marcum LLP as the independent registered public accountants for the fiscal year ending December 31, 2014.	FOR ☐	AGAINST ☐	ABSTAIN ☐

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting and at any postponements or adjournments thereof.

This proxy when properly executed will be voted in the manner directed by the stockholder. If no direction is made on this Proxy Card, this Proxy will be voted FOR the election of all nominees to serve as Class I Directors and FOR proposals 2, 3 and 4. On all other matters which may properly come before the meeting, the shares represented by this proxy will be voted by the Proxies in accordance with the instructions of the Board of Directors

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s) mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account my not be submitted via this method.

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Signature of Stockholder	Date:		Signature of Stockholder	Date:
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Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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